As filed with the Securities and Exchange Commission on April 20, 2023

File No. 033-05033

File No. 811-04642

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 91     ☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940

Pre-Effective Amendment No.   ☐

Post-Effective Amendment No. 92   ☒

(Check appropriate box or boxes)

Virtus Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

One Financial Plaza Hartford, CT 06103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 367-5877

Jennifer S. Fromm, Esq.

Vice President and Senior Counsel

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Mark D. Perlow Esq.

Dechert LLP

One Bush Street, Suite 1600.

San Francisco, CA 94104-4446

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On April 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On ____________ pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus Duff & Phelps Real Estate Securities Series

Class A Shares

Class I Shares

The Prospectus describes the Virtus Duff & Phelps Real Estate Securities Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Duff & Phelps Real Estate Securities Series

Virtus Duff & Phelps Real Estate Securities Series

Series Summary

Investment Objective

The Series has investment objectives of capital appreciation and income with approximately equal emphasis.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus Duff & Phelps Real Estate Securities Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Shareholder Fees	None	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Total Annual Series Operating Expenses	1.18%	0.93%
Less: Expense Reimbursement(a)	(0.08)%	(0.08)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.10%	0.85%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.10% for Class A Shares and 0.85% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.13% for Class A Shares and 0.88% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$112	$367	$641	$1,425
Class I	$87	$288	$507	$1,136

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Series offers exposure to the equity real estate investment trust (“REIT”) market utilizing a quality and relative value style with a fundamental security analysis approach designed to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Under normal circumstances, the Series invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The Series concentrates its assets in the real estate industry.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose

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money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Real Estate Investment Risk. The Series may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Industry/Sector Concentration Risk. Events negatively affecting real estate related securities may cause the value of the Series’ shares to decrease, perhaps significantly. Since the Series concentrates its assets in real estate related securities, the Series is more vulnerable to conditions that negatively affect real estate related securities as compared to a Series that does not concentrate holdings in such securities.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Equity Real Estate Investment Trust (REIT) Securities Risk. The Series’ value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The Series’ value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2021, Q4:	17.12%	Worst Quarter:	2020, Q1:	-22.92%	Year to Date (3/31/2023):	3.15%

Average Annual Total Returns (for the periods ended 12/31/2022)

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(4/30/2013)
Class A Shares	-26.09%	4.88%	6.92%	—
Class I Shares	-25.90%	5.14%	—	6.10%
FTSE Nareit Equity REITs Index (does not reflect fees or expenses)	-24.37%	3.68%	6.53%	5.18%

Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had

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the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified REITs, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange and the NASDAQ National Market System. The FTSE NAREIT Equity REITs Index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Duff & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA.

> Geoffrey P. Dybas, CFA, Executive Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff & Phelps. Mr. Dybas has served as a Portfolio Manager of the Series since 2007.

> Frank J. Haggerty, Jr., CFA, Senior Managing Director, Senior Portfolio Manager and Senior Real Estate Securities Analyst at Duff & Phelps. Mr. Haggerty has served as a Portfolio Manager of the Series since 2007.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. An issuer is considered principally engaged in the real estate industry for this purpose if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The Series, however, does not make direct investments in real estate. The Series’ policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days’ written notice to shareholders.

The Series concentrates its assets in the real estate industry.

The Series invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The Series may invest in issuers of any capitalization. As of December 31, 2022, the total market capitalization range of the issuers in which the Series was invested was $2.8 billion to $104.1 billion.

The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation and continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

A security may be evaluated for sale if its market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

The Series’ subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the Series’ investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

The Series’ investment objectives are non-fundamental, which means they may be changed without shareholder approval.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances. When this allocation happens, the Series may not achieve its investment objectives.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Equity REIT Securities

Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Series invests in REITs and REIT-like entities it will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the Series.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small

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and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Industry/Sector Concentration

The value of the investments of a Series that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Series as compared with a Series that does not have its holdings similarly concentrated. Since the Series concentrates its assets in real estate related securities, events negatively affecting the real estate industry are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Real Estate Investment

Investing in companies that invest in real estate (“Real Estate Companies”) exposes the Series to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Risks associated with investing in Real Estate Companies include the following:

▪ REIT and REOC Securities Risk. Investing in Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company. A Real Estate Operating Company (“REOC”) is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Series’ REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. A Series also may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Duff & Phelps, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. Duff & Phelps, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $1 billion	$1+ billion through $2 billion	Over $2 billion
0.75%	0.70%	0.65%

For its last fiscal year, the Series paid advisory fees at the rate of 0.75% of its average net assets.

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The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ Class A Shares and 0.85% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

Duff & Phelps, an affiliate of VIA, has served as the subadviser to the Series since August 2007, and previously served as investment adviser to the Series. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end funds and to institutional clients. As of December 31, 2022, Duff & Phelps managed approximatively $12 billion, of which $340,000 model/emulation assets under contract. Model/emulation assets refer to assets that Duff & Phelps is under contract to deliver a model portfolio to and are not considered regulatory assets under management. Duff & Phelps’ offices are located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606.

From its investment advisory fee, VIA, and not the Series, pays Duff & Phelps for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

Geoffrey P. Dybas, CFA. Mr. Dybas joined Duff & Phelps in 1995 and serves as Executive Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager (since 2007). He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. In addition, Mr. Dybas manages the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an affiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts.

Frank J. Haggerty, Jr., CFA. Mr. Haggerty is Senior Managing Director of Duff & Phelps and Senior Portfolio Manager(since 2007) for Duff & Phelps and has served as a Senior Real Estate Securities Analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Mr. Haggerty is also a Senior Portfolio Manager for an affiliated mutual fund series offered under certain universal life insurance and annuity products and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

6	Virtus Duff & Phelps Real Estate Securities Series

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as "derivatives" or "derivatives contracts") are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Series. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Series between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Virtus Duff & Phelps Real Estate Securities Series	7

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Leverage

When the Series makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When the Series uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the Series has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Series. The value of the shares of the Series employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the Series to pay interest.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. and Foreign Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

Distribution Plan (Class A Shares Only)

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus Duff & Phelps Real Estate Securities Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

8	Virtus Duff & Phelps Real Estate Securities Series

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

Virtus Duff & Phelps Real Estate Securities Series	9

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers Class A Shares and Class I Shares. Both share classes may not be available for purchase through your variable contract. See your variable contract prospectus for a description of the available share class(es).

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

10	Virtus Duff & Phelps Real Estate Securities Series

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

Virtus Duff & Phelps Real Estate Securities Series	11

Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Virtus Duff & Phelps Real Estate Securities Series
Class A
1/1/22 to 12/31/22	$25.32	0.29	(6.84)	(6.55)	(0.20)	(0.49)	(0.69)
1/1/21 to 12/31/21	17.71	0.17	8.01	8.18	(0.16)	(0.41)	(0.57)
1/1/20 to 12/31/20	18.54	0.22	(0.52)	(0.30)	(0.20)	(0.33)	(0.53)
1/1/19 to 12/31/19	16.40	0.30	4.20	4.50	(0.34)	(2.02)	(2.36)
1/1/18 to 12/31/18	19.23	0.28	(1.41)	(1.13)	(0.30)	(1.40)	(1.70)
Class I
1/1/22 to 12/31/22	$25.31	0.37	(6.86)	(6.49)	(0.28)	(0.49)	(0.77)
1/1/21 to 12/31/21	17.70	0.23	8.02	8.25	(0.23)	(0.41)	(0.64)
1/1/20 to 12/31/20	18.51	0.34	(0.60)	(0.26)	(0.22)	(0.33)	(0.55)
1/1/19 to 12/31/19	16.35	0.40	4.14	4.54	(0.36)	(2.02)	(2.38)
1/1/18 to 12/31/18	19.19	0.34	(1.43)	(1.09)	(0.35)	(1.40)	(1.75)

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.

12	Virtus Duff & Phelps Real Estate Securities Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(7.24)	$18.08	(26.09)%	$74,859	1.13	%(4)	1.21%	1.40%	24%
7.61	25.32	46.41	111,162	1.10		1.17	0.77	16
(0.83)	17.71	(1.55)	71,741	1.14	(5)	1.20	1.30	26
2.14	18.54	27.42	77,044	1.16	(5)	1.20	1.57	44
(2.83)	16.40	(6.53)	65,357	1.16	(4)	1.19	1.54	20

(7.26)	$18.05	(25.90)%	$9,201	0.88	%(4)	0.97%	1.76%	24%
7.61	25.31	46.87	8,321	0.85		0.92	1.04	16
(0.81)	17.70	(1.33)	4,152	0.89	(5)	0.95	2.08	26
2.16	18.51	27.78	2,173	0.91	(5)	0.95	2.04	44
(2.84)	16.35	(6.36)	215	0.91	(4)	0.94	1.85	20

Virtus Duff & Phelps Real Estate Securities Series	13

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8502

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus KAR Capital Growth Series

The Prospectus describes the Virtus KAR Capital Growth Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus KAR Capital Growth Series

Virtus KAR Capital Growth Series

Series Summary

Investment Objective

The Series has an investment objective of long-term growth of capital.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus KAR Capital Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Series Operating Expenses	1.10%
Less: Expense Reimbursement(a)	(0.07)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.03%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.03% through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.06% for Class A Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$105	$343	$599	$1,334

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in a select group of large market capitalization growth companies believed by the Series’ subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

Under normal conditions, the Series invests at least 80% of its assets in equity securities of large capitalization companies. The subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index on a rolling three-year basis. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2022, the total market capitalization range of companies included in the Russell 1000® Growth Index over the past three years was $86.3 million to $2.9 trillion. The Series may also invest in small and medium capitalization companies. Generally, the Series invests in approximately 25-50 securities at any given time.

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Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Limited Number of Investments Risk. Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk. The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	33.70%	Worst Quarter:	2022, Q2:	-28.83%	Year to Date (3/31/2023):	10.83%

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Average Annual Total Returns (for the periods ended 12/31/2022)

	1 Year	5 Years	10 Years
Class A Shares	-36.11%	6.90%	11.52%
Russell 1000® Growth Index (does not reflect fees or expenses)	-29.14%	10.96%	14.10%

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA (since September 2011).

> Chris Armbruster, CFA, portfolio manager and research analyst at KAR. Mr. Armbruster has served as a portfolio manager of the Series since January 2020.

> Doug Foreman, CFA, chief investment officer, portfolio manager and a member of the Executive Management Committee at KAR. Mr. Foreman has served as a Portfolio Manager of the Series since November 2011.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of large capitalization companies. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index on a rolling three-year basis. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2022, the total market capitalization range of companies included in the Russell 1000® Growth Index over the past three years was $86.3 million to $2.9 trillion. The Series’ policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days’ written notice to shareholders. The Series may also invest in small and medium capitalization companies.

The subadviser believes that owning a focused yet economically diversified portfolio of high quality companies will achieve attractive long-term risk-adjusted investment returns. The subadviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The subadviser applies thorough fundamental analysis to evaluate a company’s competitive attributes.

The subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the Series’ investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered. Generally, the Series invests in approximately 25-50 securities at any given time.

Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

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▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Limited Number of Investments

There is a risk that a Series’ portfolio may be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a Series holding a greater number of securities.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected KAR, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. KAR, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.70%	0.65%	0.60%

For its last fiscal year, the Series paid advisory fees at the rate of 0.70% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization,

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unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.03% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

KAR, an affiliate of VIA, has served as the subadviser to the Series since September 2011. KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

From its investment advisory fee, VIA, and not the Series, pays KAR for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Series’ portfolio.

Chris Armbruster, CFA. Mr. Armbruster is a portfolio manager and research analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an associate analyst covering special situations, and at Al Frank Asset Management as a vice president in equity research. He has approximately 17 years of investment industry experience.

Doug Foreman, CFA. Mr. Foreman is Chief Investment Officer (since January 2014), (Co-Chief Investment Officer,2013), playing a leadership role in KAR’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne Anderson Rudnick in 2011, Mr. Foreman was Director of Equities at HighMark Capital Management and before that he was Group Managing Director and Chief Investment Officer of U.S. equities at Trust Company of the West (TCW). He has approximately 36 years of investment experience.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or

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prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of an instrument will fail to pay interest or principal in a timely manner, or that negative perceptions exist in the market of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

▪ Income Risk. The income shareholders receive from the Series is based primarily on the dividends and interest the Series earns from its investments, which can vary widely over the short- and/or long-term. If prevailing market interest rates drop, distribution rates of the Series’ preferred stock holdings and any bond holdings could drop as well. The Series’ income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, the Series may be treated as receiving income even though no cash is received. The Series may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the Series receives from its investments decline.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. The Series therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as "derivatives" or "derivatives contracts") are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Series. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Series between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and

Virtus KAR Capital Growth Series	7

accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Initial Public Offerings (“IPOs”)

The Series may acquire common and preferred stock of issuers in an IPO. Investment returns from IPOs may be highly volatile and subject to varying patterns of trading volume, and these securities may at times be difficult to sell. In addition, information about the issuers of IPO securities is often difficult to obtain since they are new to the market and may not have lengthy operating histories. From time to time, the Series may purchase stock in an IPO and then immediately sell the stock. This practice will increase portfolio turnover rates and increase costs to the Series, affect Series performance, and may increase capital gain distributions, resulting in greater tax liability to the Series’ shareholders.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

Early payoffs in the loans underlying such securities may result in the Series receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Series may be required to invest proceeds at lower interest rates, causing the Series to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Private Placements

The Series may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Series only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Series may involve significant delays and expense.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the

8	Virtus KAR Capital Growth Series

recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus KAR Capital Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

Virtus KAR Capital Growth Series	9

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers only Class A Shares.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

10	Virtus KAR Capital Growth Series

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

Virtus KAR Capital Growth Series	11

Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Virtus KAR Capital Growth Series
Class A
1/1/22 to 12/31/22	$49.16	(0.12)	(17.50)	(17.62)	—	(5.86)	(5.86)
1/1/21 to 12/31/21	48.92	(0.33)	6.12	5.79	—	(5.55)	(5.55)
1/1/20 to 12/31/20	34.44	(0.22)	17.42	17.20	—	(2.72)	(2.72)
1/1/19 to 12/31/19	25.62	(0.08)	10.22	10.14	—	(1.32)	(1.32)
1/1/18 to 12/31/18	31.40	(0.09)	(1.92)	(2.01)	—	(3.77)	(3.77)

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.

12	Virtus KAR Capital Growth Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(23.48)	$25.68	(36.11)%	$185,499	1.06	%(4)	1.13%	(0.35)%	20%
0.24	49.16	12.14	316,332	1.03		1.08	(0.66)	5
14.48	48.92	50.23	314,826	1.03		1.10	(0.55)	7
8.82	34.44	39.87	232,834	1.03		1.11	(0.24)	9
(5.78)	25.62	(7.25)	187,160	1.03	(4)	1.11	(0.28)	15

Virtus KAR Capital Growth Series	13

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8501

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus KAR Equity Income Series

The Prospectus describes the Virtus KAR Equity Income Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus KAR Equity Income Series

Virtus KAR Equity Income Series

Series Summary

Investment Objective

The Series has investment objectives of capital appreciation and current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus KAR Equity Income Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Series Operating Expenses	1.13%
Less: Expense Reimbursement(a)	(0.15)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	0.98%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.98% through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.01% for Class A Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$100	$344	$608	$1,361

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in a diversified portfolio of primarily high-quality, dividend-paying U.S. companies. The Series may invest in issuers of securities that are traded on a non-U.S. exchange if the Series’ subadviser considers the issuer a U.S. company, including through depositary receipts. The investment strategy emphasizes companies the subadviser believes to have a durable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The Series typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the Series invests at least 80% of its assets in dividend paying equity securities. Generally, the Series invests in approximately 25 to 50 securities at any given time.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase

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and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Limited Number of Investments Risk. Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk. The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The current subadviser commenced providing services for the Series in September 2020 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	20.09%	Worst Quarter:	2020, Q1:	-21.22%	Year to Date (3/31/2023):	-1.21%

Average Annual Total Returns (for the periods ended 12/31/2022)

	1 Year	5 Years	10 Years
Class A Shares	-2.34%	8.11%	10.09%
MSCI USA High Dividend Yield Index (net) (does not reflect fees or expenses)	-4.60%	6.36%	10.40%

The MSCI USA High Dividend Yield Index (net) is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

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Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA (since September 2020).

> Richard Sherry, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Sherry has served as a Portfolio Manager of the Series since September 2020.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

The Series invests in dividend paying equity securities of U.S. companies. Such companies may include issuers of securities that are traded on a non-U.S. exchange if the Series’ subadviser determines that the issuer is primarily tied to the fortunes and risks of the United States. In that event, the Series may invest in depositary receipts representing the securities of such issuers. The Series typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the Series invests at least 80% of its assets in dividend paying equity securities. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The Series’ policy of investing 80% of its assets in dividend paying equity securities may be changed only upon 60 days’ written notice to shareholders.

The subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the Series’ investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered. Generally, the Series invests in approximately 25 to 50 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objectives.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Limited Number of Investments

There is a risk that a Series’ portfolio may be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a Series holding a greater number of securities.

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Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected KAR, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. KAR, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.70%	0.65%	0.60%

For its last fiscal year, the Series paid advisory fees at the rate of 0.70% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 0.98% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

KAR, an affiliate of VIA, has served as the subadviser to the Series since September 2020. KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

From its investment advisory fee, VIA, and not the Series, pays KAR for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

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Portfolio Management

Richard Sherry, CFA manages the investments of the Series (since September 2020) and is primarily responsible for the day-to-day management of the Series’ investments.

Richard Sherry, CFA. Mr. Sherry is a portfolio manager for large-capitalization portfolios and a senior research analyst at KAR with primary responsibilities for the large-capitalization energy, financials and utilities sectors. Before joining KAR in 1995, Mr. Sherry was an operations/marketing supervisor at Pilgrim Asset Management. He has approximately 28 years of equity research experience.

The statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

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Private Placements

The Series may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Series only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Series may involve significant delays and expense.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus KAR Equity Income Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

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Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers only Class A Shares.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

8	Virtus KAR Equity Income Series

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

Virtus KAR Equity Income Series	9

Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Virtus KAR Equity Income Series
Class A
1/1/22 to 12/31/22	$12.71	0.32	(0.62)	(0.30)	(0.31)	(0.52)	(0.83)
1/1/21 to 12/31/21	11.54	0.29	1.69	1.98	(0.29)	(0.52)	(0.81)
1/1/20 to 12/31/20	13.15	0.19	1.78	1.97	(0.23)	(3.35)	(3.58)
1/1/19 to 12/31/19	10.34	0.12	2.84	2.96	(0.15)	—	(0.15)
1/1/18 to 12/31/18	12.00	0.11	(1.65)	(1.54)	(0.12)	—	(0.12)

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.

10	Virtus KAR Equity Income Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.13)	$11.58	(2.34)%	$90,037	1.01	%(4)	1.16%	2.58%	22%
1.17	12.71	17.39	102,591	0.98		1.12	2.32	23
(1.61)	11.54	14.91	98,736	0.98		1.15	1.47	116	(5)
2.81	13.15	28.67	97,185	0.98		1.13	1.00	27
(1.66)	10.34	(12.86)	85,845	0.98	(4)	1.14	0.97	26

Virtus KAR Equity Income Series	11

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8503

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus KAR Small-Cap Growth Series

Class A Shares

Class I Shares

The Prospectus describes the Virtus KAR Small-Cap Growth Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Growth Series

Series Summary

Series Summary

Investment Objective

The Series has an investment objective of long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus KAR Small-Cap Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Shareholder Fees	None	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.17%	0.18%
Total Annual Series Operating Expenses	1.27%	1.03%
Less: Expense Reimbursement(a)	(0.13)%	(0.14)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.14%	0.89%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.14% for Class A Shares and 0.89% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.17% for Class A Shares and 0.92% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$116	$390	$684	$1,522
Class I	$91	$314	$555	$1,247

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization growth market. The Series invests in a select group of small-cap companies believed by the subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the Russell 2000® Growth Index on a rolling three-year basis. Because small capitalization companies are defined by reference to an index, the total market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2022, the market capitalization range of

Virtus KAR Small-Cap Growth Series	1

companies included in the Russell 2000® Growth Index over the past three years was $5.8 million to $24.9 billion. Generally, the Series invests in approximately 20-40 securities at any given time.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Limited Number of Investments Risk. Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small Market Capitalization Companies Risk. The Series’ investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	34.42%	Worst Quarter:	2020, Q1:	-17.34%	Year to Date (3/31/2023):	13.24%

2	Virtus KAR Small-Cap Growth Series

Average Annual Total Returns (for the periods ended 12/31/2022)

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(4/30/2013)
Class A Shares	-30.33%	10.16%	15.67%	—
Class I Shares	-30.14%	10.43%	—	15.26%
Russell 2000® Growth Index (does not reflect fees or expenses)	-26.36%	3.51%	9.20%	8.20%

Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.

> Todd Beiley, CFA, portfolio manager and senior research analyst at KAR. Mr. Beiley has served as a portfolio manager of the Series since November 2010.

> Jon Christensen, CFA, portfolio manager and senior research analyst at KAR. Mr. Christensen has served as a portfolio manager of the Series since November 2010.

Purchase and Sale of Series Shares

IMPORTANT NOTE: Virtus KAR Small-Cap Growth Series is not available to new insurance companies. Only insurance companies that have existing participation agreements to purchase the Series (effective prior to September 28, 2018) may continue to offer shares of the Series under variable accumulation annuity contracts and/or variable universal life insurance policies.

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus KAR Small-Cap Growth Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index on a rolling three-year basis. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2022, the total market capitalization range of companies included in the Russell 2000® Growth Index over the past three years was $5.8 million to $24.9 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days’ written notice to shareholders.

The subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the Series’ investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered.. Generally, the Series invests in approximately 20-40 securities at any given time.

Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

▪ Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

4	Virtus KAR Small-Cap Growth Series

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Limited Number of Investments

There is a risk that a Series’ portfolio may be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a Series holding a greater number of securities.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected KAR, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. KAR, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $1 billion	Over $1 billion
0.85%	0.80%

For its last fiscal year, the Series paid advisory fees at the rate of 0.85% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.14% of the Series’ Class A Shares and 0.89% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Virtus KAR Small-Cap Growth Series	5

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

KAR, an affiliate of VIA, has served as the subadviser to the Series since November 2010. KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

From its investment advisory fee, VIA, and not the Series, pays KAR for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Series’ portfolio.

Todd Beiley, CFA. Mr. Beiley is a portfolio manager and senior research analyst at KAR with primary research responsibilities for the small- and mid-capitalization communication services and energy sectors. Before joining KAR in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities and before that was an equity research associate at RNC Capital Management. He has approximately 23 years of equity research experience.

Jon Christensen, CFA. Mr. Christensen is a portfolio manager and senior research analyst at KAR with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining KAR in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 27 years of equity research experience.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as "derivatives" or "derivatives contracts") are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency

6	Virtus KAR Small-Cap Growth Series

exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Series. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Series between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Leverage

When the Series makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When the Series uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the Series has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Series. The value of the shares of the Series employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the Series to pay interest.

Virtus KAR Small-Cap Growth Series	7

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Private Placements

The Series may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Series only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Series may involve significant delays and expense.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan (Class A Shares Only)

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus KAR Small-Cap Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In

8	Virtus KAR Small-Cap Growth Series

addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers Class A Shares and Class I Shares. Both share classes may not be available for purchase through your variable contract. See your variable contract prospectus for a description of the available share class(es).

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Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series

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expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

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Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate
Virtus KAR Small-Cap Growth Series
Class A
1/1/22 to 12/31/22	$36.17	(0.17)	(10.64)	(10.81)	—	(2.92)	(2.92)	—
1/1/21 to 12/31/21	40.14	(0.32)	2.26	1.94	—	(5.91)	(5.91)	—
1/1/20 to 12/31/20	31.48	(0.35)	14.19	13.84	—	(5.18)	(5.18)	—
1/1/19 to 12/31/19	26.70	(0.16)	10.00	9.84	—	(5.06)	(5.06)	—
1/1/18 to 12/31/18	28.66	(0.03)	3.66	3.63	—	(5.59)	(5.59)	—
Class I
1/1/22 to 12/31/22	$37.68	(0.10)	(11.10)	(11.20)	—	(2.92)	(2.92)	—
1/1/21 to 12/31/21	41.49	(0.23)	2.33	2.10	—	(5.91)	(5.91)	—
1/1/20 to 12/31/20	32.33	(0.27)	14.61	14.34	—	(5.18)	(5.18)	—
1/1/19 to 12/31/19	27.25	(0.08)	10.22	10.14	—	(5.06)	(5.06)	—
1/1/18 to 12/31/18	29.08	0.04	3.72	3.76	—	(5.59)	(5.59)	—

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.

12	Virtus KAR Small-Cap Growth Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(13.73)	$22.44	(30.33)%	$74,025	1.17	%(4)	1.30%	(0.61)%	17%
(3.97)	36.17	4.98	118,751	1.16	(5)	1.26	(0.80)	9
8.66	40.14	44.64	126,411	1.16		1.28	(1.00)	17
4.78	31.48	37.31	96,996	1.19	(5)	1.28	(0.49)	11
(1.96)	26.70	11.66	80,309	1.19	(4)	1.27	(0.10)	20

(14.12)	$23.56	(30.14)%	$6,749	0.92	%(4)	1.06%	(0.36)%	17%
(3.81)	37.68	5.21	9,706	0.91	(5)	1.01	(0.55)	9
9.16	41.49	45.02	10,616	0.91		1.03	(0.74)	17
5.08	32.33	37.66	6,619	0.94	(5)	1.03	(0.25)	11
(1.83)	27.25	11.95	3,665	0.94	(4)	1.03	0.12	20

Virtus KAR Small-Cap Growth Series	13

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8505

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus KAR Small-Cap Value Series

The Prospectus describes the Virtus KAR Small-Cap Value Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus KAR Small-Cap Value Series

Virtus KAR Small-Cap Value Series

Series Summary

Investment Objective

The Series has an investment objective of long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus KAR Small-Cap Value Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Series Operating Expenses	1.34%
Less: Expense Reimbursement(a)	(0.24)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.10%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.10% through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.13% for Class A Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$112	$401	$711	$1,592

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small market capitalization sector while seeking to incur less risk than the small capitalization value market. The Series invests in a select group of small market capitalization companies believed by the Series’ subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index on a rolling three-year basis. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2022, the total market capitalization range of companies included in the Russell 2000® Value Index over the past three years was $5.8 million to $25.5 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Virtus KAR Small-Cap Value Series	1

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Limited Number of Investments Risk. Because the Series may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a Series with a greater number of securities.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small Market Capitalization Companies Risk. The Series’ investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

> Value Stocks Risk. The Series may underperform when value investing is out of favor or the Series’ investments may not appreciate in value as anticipated.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	29.89%	Worst Quarter:	2020, Q1:	-22.75%	Year to Date (3/31/2023):	2.42%

2	Virtus KAR Small-Cap Value Series

Average Annual Total Returns (for the periods ended 12/31/2022)

	1 Year	5 Years	10 Years
Class A Shares	-24.15%	4.30%	10.25%
MSCI USA High Dividend Yield Index (net) (does not reflect fees or expenses)	-14.48%	4.13%	8.48%

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA (since September 2011).

> Julie Kutasov, Portfolio Manager and Senior Research Analyst at KAR. Ms. Kutasov has served as a Portfolio Manager of the Series since November 2010.

> Craig Stone, Portfolio Manager and Senior Research Analyst at KAR. Mr. Stone has served as a Portfolio Manager of the Series since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

Virtus KAR Small-Cap Value Series	3

More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index on a rolling three-year basis. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2022, the total market capitalization range of companies included in the Russell 2000® Value Index over the past three years was $5.8 million to $25.5 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days’ written notice to shareholders.

The subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the Series’ investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered. Generally, the Series invests in approximately 20-35 securities at any given time.

Although the Series invests primarily in U.S. companies, it may invest in foreign securities and depositary receipts.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

▪ Value Stocks Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

4	Virtus KAR Small-Cap Value Series

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Limited Number of Investments

There is a risk that a Series’ portfolio may be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a Series holding a greater number of securities.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected KAR, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. KAR, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $400 million	$400+ million through $1 billion	Over $1 billion
0.90%	0.85%	0.80%

For its last fiscal year, the Series paid advisory fees at the rate of 0.90% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs

Virtus KAR Small-Cap Value Series	5

and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

KAR, an affiliate of VIA, has served as subadviser to the Series since November 2010. KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

From its investment advisory fee, VIA, and not the Series, pays KAR for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Series’ portfolio.

Julie Kutasov. Ms. Kutasov is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization materials and industrials sector. Before joining KAR in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs and before that at Arthur Andersen as a Senior Associate. She has approximately 21 years of equity research experience.

Craig Stone. Mr. Stone is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization industrials sector. Before joining KAR in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 33 years of equity research experience.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.
ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG

6	Virtus KAR Small-Cap Value Series

factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Private Placements

The Series may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Series only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Series may involve significant delays and expense.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus KAR Small-Cap Value Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Virtus KAR Small-Cap Value Series	7

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

8	Virtus KAR Small-Cap Value Series

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers only Class A Shares.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate

Virtus KAR Small-Cap Value Series	9

stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

10	Virtus KAR Small-Cap Value Series

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Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate
Virtus KAR Small-Cap Value Series
Class A
1/1/22 to 12/31/22	$19.88	0.05	(4.79)	(4.74)	(0.03)	(1.07)	(1.10)	—
1/1/21 to 12/31/21	18.96	0.03	3.68	3.71	(0.03)	(2.76)	(2.79)	—
1/1/20 to 12/31/20	15.78	0.16	4.43	4.59	(0.18)	(1.23)	(1.41)	—
1/1/19 to 12/31/19	12.96	0.11	3.08	3.19	(0.15)	(0.22)	(0.37)	—
1/1/18 to 12/31/18	17.36	0.12	(2.72)	(2.60)	(0.15)	(1.65)	(1.80)	—

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.

12	Virtus KAR Small Cap Value Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(5.84)	$14.04	(24.15)%	$64,733	1.13	%(4)	1.37%	0.33%	11%
0.92	19.88	19.72	91,698	1.10		1.31	0.13	11
3.18	18.96	29.65	88,445	1.10		1.34	1.04	22
2.82	15.78	24.63	77,271	1.10		1.34	0.73	8
(4.40)	12.96	(15.88)	69,861	1.19	(4)(5)	1.33	0.74	11

Virtus KAR Small Cap Value Series	13

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8506

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus Newfleet Multi-Sector Intermediate Bond Series

Class A Shares

Class I Shares

The Prospectus describes the Virtus Newfleet Multi-Sector Intermediate Bond Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Series Summary

Investment Objective

The Series has an investment objective of long-term total return.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus Newfleet Multi-Sector Intermediate Bond Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Shareholder Fees	None	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Total Annual Series Operating Expenses	0.95%	0.70%
Less: Expense Reimbursement(a)	(0.01)%	(0.01)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	0.94%	0.69%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.94% for Class A Shares and 0.69% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 0.97% for Class A Shares and 0.73% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$96	$302	$525	$1,165
Class I	$70	$223	$389	$870

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Series seeks to generate high current income and total return by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The Series seeks diversification among 14 sectors in order to increase return potential and reduce risk.

Under normal circumstances, the Series invests at least 80% of its assets in fixed income securities. The subadviser intends to invest the Series’ assets in the following sectors of fixed income securities:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt instruments issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

Virtus Newfleet Multi-Sector Intermediate Bond Series	1

▪ Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

▪ High-yield debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The Series may invest in all or some of these sectors.

The Series may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Bank Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Mortgage-Backed and Asset-Backed Securities Risk. Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Derivatives Risk. Derivatives and other similar instrments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Series may incur a loss greater than its principal investment.

> Income Risk. Income received from the Series may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Series are reinvested in lower-yielding securities.

> Long-Term Maturities/Durations Risk. Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Series to reinvest in obligations with lower interest rates and the Series may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Series’ shares.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

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Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	9.67%	Worst Quarter:	2020, Q1:	-9.48%	Year to Date (3/31/2023):	2.56%

Average Annual Total Returns (for the periods ended 12/31/2022)

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(4/30/2013)
Class A Shares	-9.52%	0.93%	2.31%	—
Class I Shares	-9.33%	1.17%	—	2.30%
Bloomberg U.S. Aggregate Bond Index (does not reflect fees or expenses)	-13.01%	0.02%	1.06%	1.00%

Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer, & senior portfolio manager of Newfleet, has managed the Series since since 1998.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

Under normal circumstances, the Series invests at least 80% of its assets in fixed income securities. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. As of the date of this Prospectus, the subadviser intends to invest the Series’ assets in the following sectors of fixed income securities:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt instruments issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

▪ Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and; and

▪ High-yield debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

▪ The Series may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the security. The Series’ policy of investing 80% of its assets in fixed income securities may be changed only upon 60 days’ written notice to shareholders.

Investments are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of Series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Investments within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Instruments selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The Series manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income instrument by assessing and weighting the present value of the instrument’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the instrument. Under normal circumstances, the Series’ average duration is maintained at a level similar to that of its benchmark, the Bloomberg U.S. Aggregate Bond Index. As of December 31, 2022, the modified adjusted duration of the Bloomberg U.S. Aggregate Bond Index was 6.17 years; the modified adjusted duration of the Series was 3.81 years. Typically, for a Series maintaining a modified adjusted duration of 3.81 years, a one percent increase in interest rates would cause a 3.81% decrease in the value of the Series’ fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the Series’ fixed income assets to increase by 3.81%.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the Series’ assets in cash or cash equivalents. When this allocation happens, the Series may not achieve its investment objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Bank Loans

Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a Series’ access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Series invests and that the collateral may not be sufficient to cover the amount owed to the Series. If the loan is unsecured, there is no specific collateral on which the Series can foreclose. In addition, if a secured loan is foreclosed, a Series may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Series’ redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Series to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Series, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a Series may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Series could enforce its rights directly against the borrower.

4	Virtus Newfleet Multi-Sector Intermediate Bond Series

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of an instrument will fail to pay interest or principal in a timely manner, or that negative perceptions exist in the market of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

▪ Income Risk. The income shareholders receive from the Series is based primarily on the dividends and interest the Series earns from its investments, which can vary widely over the short- and/or long-term. If prevailing market interest rates drop, distribution rates of the Series’ preferred stock holdings and any bond holdings could drop as well. The Series’ income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, the Series may be treated as receiving income even though no cash is received. The Series may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the Series receives from its investments decline.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

▪ Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

▪ Liquidity Risk. Certain instruments in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or an instrument cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the instrument at all. The sale of such instruments may also require the Series to incur expenses in addition to those normally associated with the sale of an instrument.

In addition to this, certain shareholders, including affiliates of a Series’ investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the Series’ shares. Redemptions by these shareholders of their shares of the Series may increase the Series’ liquidity risk by causing the Series to have to sell instruments at an unfavorable time and/or price.

▪ Long-Term Maturities/Durations Risk. Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. The Series therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

▪ Redemption Risk. Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as "derivatives" or "derivatives contracts") are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Series. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Series between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

▪ Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with a Series that does not have its holdings concentrated in a particular country.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Series’ subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Series.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

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Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

Early payoffs in the loans underlying such securities may result in the Series receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Series may be required to invest proceeds at lower interest rates, causing the Series to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

U.S. Government Securities

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Newfleet, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. Newfleet, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.50%	0.45%	0.40%

For its last fiscal year, the Series paid advisory fees at the rate of 0.50% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 0.94% of the Series’ Class A Shares and 0.69% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs

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and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

Virtus Fixed Income Advisers, LLC, (“VFIA”) an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet, in subadvising the Series as described herein. As of December 31, 2022, the three divisions that make up VFIA managed approximately $21.3 billion in aggregate assets under management.

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989. As of December 31, 2022, the Newfleet division of VFIA managed approximately $7.87 billion in assets under management.

From its investment advisory fee, VIA, and not the Series, pays Newfleet for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.

The statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Closed-End Funds

Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Series level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the Series invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities. The Series, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Series’ own operations. To the extent the Series invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Series will bear not only his proportionate share of the expenses of the Series, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

▪ Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the Series will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.

▪ Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the Series, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

8	Virtus Newfleet Multi-Sector Intermediate Bond Series

▪ Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the Series has invested are solicited to vote, the Series’ investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the Series’ shareholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Series to incur additional costs. In addition, if the Series votes its proxies in the same general proportion as shares held by other stockholders, the Series may be required to vote contrary to that which the adviser believes is in the Series’ best interests in light of its investment objective and strategy.

Strategies may be employed by an underlying investment company that, under certain circumstances, has the effect of reducing its share price and the Series’ proportionate interest. These include rights offerings in which the Series does not subscribe. However, the Series would subscribe only when the subadviser believes participation is consistent with pursuing the Series’ investment objective.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Currency Transactions

The Series may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

The Series may use derivatives to acquire positions in various currencies, which presents the risk that the Series could lose money on its exposure to a particular currency and also lose money on the derivative. The Series also may take positions in currencies that do not correlate to the currency exposure presented by the Series’ other investments. As a result, the Series’ currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.

LIBOR

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which the Series invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Series’ derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Series invests may obtain financing at floating rates based on LIBOR, and the Series may use leverage or borrowings based on LIBOR. In July 2017, the head of the

Virtus Newfleet Multi-Sector Intermediate Bond Series	9

United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S. is being led by the Alternative Reference Rate Committee (“ARRC”), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Series, or issuers of instruments in which the Series invests, and the financial markets generally.

Money Market Instruments

To meet margin requirements, redemptions or for investment purposes, the Series may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

Distribution Plan (Class A Shares Only)

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus Newfleet Multi-Sector Intermediate Bond Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

10	Virtus Newfleet Multi-Sector Intermediate Bond Series

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

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The Series offers Class A Shares and Class I Shares. Both share classes may not be available for purchase through your variable contract. See your variable contract prospectus for a description of the available share class(es).

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

12	Virtus Newfleet Multi-Sector Intermediate Bond Series

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

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Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate
Virtus Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/22 to 12/31/22	$9.40	0.29	(1.18)	(0.89)	(0.30)	—	(0.30)	—
1/1/21 to 12/31/21	9.58	0.29	(0.20)	0.09	(0.27)	—	(0.27)	—
1/1/20 to 12/31/20	9.28	0.33	0.28	0.61	(0.31)	—	(0.31)	—
1/1/19 to 12/31/19	8.72	0.37	0.54	0.91	(0.35)	—	(0.35)	—(7)
1/1/18 to 12/31/18	9.34	0.39	(0.64)	(0.25)	(0.37)	—	(0.37)	—
Class I
1/1/22 to 12/31/22	$9.39	0.32	(1.19)	(0.87)	(0.34)	—	(0.34)	—
1/1/21 to 12/31/21	9.57	0.31	(0.19)	0.12	(0.30)	—	(0.30)	—
1/1/20 to 12/31/20	9.27	0.35	0.28	0.63	(0.33)	—	(0.33)	—
1/1/19 to 12/31/19	8.70	0.39	0.55	0.94	(0.37)	—	(0.37)	—(7)
1/1/18 to 12/31/18	9.32	0.41	(0.63)	(0.22)	(0.40)	—	(0.40)	—

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	The share class is currently below its expense cap.
(6)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(7)	Amount is less than $0.005 per share.
(8)	Payment from affiliate had no impact on total return.

14	Virtus Newfleet Multi-Sector Intermediate Bond Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.19)	$8.21	(9.52)%	$90,844	0.97	%(4)	0.98%	3.36%	43%
(0.18)	9.40	0.97	111,758	0.92	(5)(6)	0.91	3.00	64
0.30	9.58	6.64	118,363	0.94	(5)(6)	0.93	3.54	92
0.56	9.28	10.47 (8)	116,901	0.94	(5)(6)	0.93	3.98	66
(0.62)	8.72	(2.66)	115,379	0.93	(4)	0.93	4.23	64

(1.21)	$8.18	(9.33)%	$2,350	0.73	%(4)	0.74%	3.67%	43%
(0.18)	9.39	1.29	1,501	0.67	(5)(6)	0.67	3.21	64
0.30	9.57	6.78	552	0.69	(5)(6)	0.69	3.84	92
0.57	9.27	10.89 (8)	954	0.69	(5)(6)	0.68	4.22	66
(0.62)	8.70	(2.41)	706	0.68	(4)	0.68	4.46	64

Virtus Newfleet Multi-Sector Intermediate Bond Series	15

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8504

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus SGA International Growth Series

Class A Shares

Class I Shares

The Prospectus describes the Virtus SGA International Growth Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus SGA International Growth Series

Virtus SGA International Growth Series

Series Summary

Investment Objective

The Series has an investment objective of high total return consistent with reasonable risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus SGA International Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Shareholder Fees	None	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Total Annual Series Operating Expenses	1.18%	0.93%
Less: Expense Reimbursement(a)	(0.04)%	(0.04)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.14%	0.89%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.14% for Class A Shares and 0.89% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.17% for Class A Shares and 0.92% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$116	$371	$645	$1,428
Class I	$91	$292	$511	$1,139

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. To the extent consistent with the Series’ investment objective and strategies, the subadviser will consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the Series’ investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine

Virtus SGA International Growth Series	1

investment decisions for the Series. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Geographic Concentration Risk. A Series that focuses its investments in a particular geographic location will be sensitive to financial, economic, political and other events negatively affecting that location and may cause the value of the Series to decrease, perhaps significantly.

> Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the Series.

> Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> ESG Risk. The Series’ consideration of ESG factors could cause the Series to perform differently from other funds. While the subadviser believes that the integration of ESG factors into the Series’ investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Sector Focused Investing Risk. Events negatively affecting a particular market sector in which the Series focuses its investments may cause the value of the Series’ shares to decrease, perhaps significantly.

> Small and Medium Market Capitalization Companies Risk. The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The current subadviser commenced providing services for the Series in June 2019 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

2	Virtus SGA International Growth Series

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	20.51%	Worst Quarter:	2018, Q4:	-18.36%	Year to Date (3/31/2023):	7.98%

Average Annual Total Returns (for the periods ended 12/31/2022)

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(4/30/2013)
Class A Shares	-18.61%	1.49%	1.31%	—
Class I Shares	-18.41%	1.75%	—	0.93%
MSCI AC World ex USA Index (net) (does not reflect fees or expenses)	-16.00%	0.88%	3.80%	3.21%

Class I Shares have been in existence only since April 30, 2013; therefore, limited performance information for Class I Shares is available to include here. However, the returns for Class I Shares for other periods would have been substantially similar to those shown for Class A Shares because Class I Shares and Class A Shares are invested in the same portfolio of securities. Class A Shares pay distribution and services (12b-1) fees and Class I Shares do not; therefore, had the Class I Shares been operational during the periods shown only for Class A Shares, investment performance for Class I Shares would have been higher than for Class A Shares.

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Sustainable Growth Advisers, LP (“SGA”), an affiliate of VIA.

> Tucker Brown, Portfolio Manager and Principal of SGA. Mr. Brown has served as a Portfolio Manager of the Series since June 2019.

> Alexandra Lee, Portfolio Manager and Principal of SGA. Ms. Lee has served as a Portfolio Manager of the Series since June 2019.

> Kishore Rao, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Rao has served as a Portfolio Manager of the fund since June 2022.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may

Virtus SGA International Growth Series	3

create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

4	Virtus SGA International Growth Series

More About Principal Investment Strategies

The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. To the extent consistent with the Series’ investment objective and strategies, the subadviser will consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the Series’ investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the Series. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Virtus SGA International Growth Series	5

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

▪ Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with a Series that does not have its holdings concentrated in a particular country.

Geographic Concentration

The value of the investments of a Series that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Series as compared with a Series that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

6	Virtus SGA International Growth Series

Preferred Stocks

Preferred stocks may provide a higher dividend rate than the interest yield on debt instruments of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt instruments, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt instruments, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Sector Focused Investing

The value of the investments of a Series that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the Series as compared with a Series that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected SGA, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. SGA, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.75%	0.70%	0.65%

For its last fiscal year, the Series paid advisory fees at the rate of 0.75% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.14% of the Series’ Class A Shares and 0.89% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadviser

SGA, an affiliate of VIA, has served as the subadviser to the Series since June 2019. SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment

Virtus SGA International Growth Series	7

advice to institutional and individual clients, private investment companies and mutual funds. As of December 31, 2022, SGA managed approximately $20.7 billion, of which $18.4 billion was regulatory assets under management and $2.3 billion was model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

From its investment advisory fee, VIA, and not the Series, pays SGA for its subadvisory services at the rate of 50% of the net advisory fee.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

Tucker Brown, Alexandra Lee, and Gordon M. Marchand manage the investments of the Series (since June 2019) and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

Tucker Brown. Mr. Brown is an Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2006, Mr. Brown was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team. Previously, he worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail and technology sectors. Mr. Brown began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co.

Alexandra Lee. Ms. Lee is and Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2004, Ms. Lee was an Associate Director and an equity analyst at Bear Stearns, covering large cap biotechnology companies, and a member of the global healthcare research team. Previously, she worked as an equity research analyst at JP Morgan in the life sciences technology group, and as a management consultant at the Boston Consulting Group. Ms. Lee also has a medical degree.

Kishore Rao. Mr. Rao is an Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Prior to joining the firm in 2004, he was a member of the investment team at Trident Capital, an Investment Analyst at Tiger Management and an Analyst at Wellington Management. Mr. Rao was a Founder and General Manager of the Street Events division of Corporate Communications Broadcast Network.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

8	Virtus SGA International Growth Series

Distribution Plan (Class A Shares Only)

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus SGA International Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities

Virtus SGA International Growth Series	9

because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers Class A Shares and Class I Shares. Both share classes may not be available for purchase through your variable contract. See your variable contract prospectus for a description of the available share class(es).

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

10	Virtus SGA International Growth Series

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

Virtus SGA International Growth Series	11

Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Virtus SGA International Growth Series
Class A
1/1/22 to 12/31/22	$14.40	0.01	(2.69)	(2.68)	—	(0.31)	(0.31)
1/1/21 to 12/31/21	14.47	(0.03)	1.21	1.18	—	(1.25)	(1.25)
1/1/20 to 12/31/20	11.86	(0.01)	2.81	2.80	—	(0.19)	(0.19)
1/1/19 to 12/31/19	10.09	0.12	1.75	1.87	(0.10)	—	(0.10)
1/1/18 to 12/31/18	12.50	0.24	(2.29)	(2.05)	(0.36)	—	(0.36)
Class I
1/1/22 to 12/31/22	$14.44	0.04	(2.69)	(2.65)	—	(0.31)	(0.31)
1/1/21 to 12/31/21	14.47	0.01	1.21	1.22	—	(1.25)	(1.25)
1/1/20 to 12/31/20	11.83	0.02	2.81	2.83	—	(0.19)	(0.19)
1/1/19 to 12/31/19	10.07	0.15	1.74	1.89	(0.13)	—	(0.13)
1/1/18 to 12/31/18	12.48	0.27	(2.29)	(2.02)	(0.39)	—	(0.39)

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(6)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.
(7)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.

12	Virtus SGA International Growth Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(2.99)	$11.41	(18.61)%	$125,772	1.17	%(4)	1.21%	0.10%	25%
(0.07)	14.40	8.32	163,146	1.14		1.16	(0.19)	28
2.61	14.47	23.64	164,468	1.18	(4)(5)	1.21	(0.12)	34
1.77	11.86	18.54	148,000	1.20	(4)(5)	1.21	1.08	140	(6)
(2.41)	10.09	(16.67)	137,562	1.18	(4)(7)	1.17	1.97	40

(2.96)	$11.48	(18.35)%	$109	0.92	%(4)	0.96%	0.35%	25%
(0.03)	14.44	8.60	134	0.89		0.92	0.06	28
2.64	14.47	23.95	123	0.93	(4)(5)	0.97	0.13	34
1.76	11.83	18.77	100	0.95	(4)(5)	0.96	1.30	140	(6)
(2.41)	10.07	(16.44)	84	0.93	(4)(7)	0.92	2.23	40

Virtus SGA International Growth Series	13

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8500

PROSPECTUS
VIRTUS VARIABLE INSURANCE TRUST

April 28, 2023

Virtus Strategic Allocation Series

The Prospectus describes the Virtus Strategic Allocation Series (the “Series”), which is available as an underlying investment through a variable life insurance policy or a variable annuity contract (a “variable contract”). For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust series, call 800-367-5877 or visit virtus.com for a prospectus. Read it carefully before you invest.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Strategic Allocation Series

Virtus Strategic Allocation Series

Series Summary

Investment Objective

The Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus Strategic Allocation Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Series Operating Expenses	1.02%
Less: Expense Reimbursement(a)	(0.04)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	0.98%

(a)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.98% for Class A Shares, through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.01% for Class A Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$100	$321	$559	$1,244

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Series targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. Generally, the Series’ U.S. equity investments are in large market capitalization companies believed by the Series’ subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the Series’ non-U.S. equity exposure, the subadviser’s investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Allocation percentages are measured at time of purchase.

The Series invests in equity and fixed income instruments of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The equity allocation is invested in common, preferred, and ADR securities. The Series invests the fixed income portion of its portfolio in all sectors of fixed income instruments, primarily in investment grade bonds; however, it may invest in high-yield fixed income securities (“junk bonds”), including bank loans (which are generally

Virtus Strategic Allocation Series	1

floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Series’ fixed income allocation has a dollar-weighted average duration of between two and eight years.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Mortgage-Backed and Asset-Backed Securities Risk. Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Bank Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Long-Term Maturities/Durations Risk. Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Municipal Securities Risk. Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Series to decrease in value, perhaps significantly.

> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk. The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

> U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Series’ shares.

2	Virtus Strategic Allocation Series

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The table shows how the Series’ average annual returns compare to those of three broad-based securities market indices (the Russell 1000® Growth Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI ex USA SMID Cap Index) and a composite benchmark that reflects a hypothetical asset allocation among market sectors for the Series. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	22.37%	Worst Quarter:	2022, Q2:	-21.62%	Year to Date (3/31/2023):	8.40%

Average Annual Total Returns (for the periods ended 12/31/2022)

	1 Year	5 Years	10 Years
Class A Shares	-30.58%	3.48%	5.50%
Russell 1000® Growth Index (does not reflect fees or expenses)	-29.14%	10.96%	14.10%
Bloomberg U.S. Aggregate Bond Index (does not reflect fees or expenses)	-13.01%	0.02%	1.06%
MSCI ACWI ex USA SMID Cap Index (does not reflect fees or expenses)	-19.49%	0.16%	4.56%
Strategic Allocation Series Linked Benchmark (does not reflect fees or expenses)	-21.16%	5.49%	8.00%

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The MSCI ACWI ex USA SMID Cap Index (net) captures mid- and small-cap representation across 22 of 23 Developed Market (DM) countries (excluding the U.S.) and 24 Emerging Markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is calculated on a total return basis with net dividends reinvested. Effective June 4, 2019, the Strategic Allocation Series Linked Benchmark consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Strategic Allocation Series Linked Benchmark from September 7, 2016, to June 3, 2019, consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg U.S. Aggregate Bond Index; and performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016, consists of an allocation of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadvisers are Kayne Anderson Rudnick Investment Management, LLC (“KAR”) (equity portion), an affiliate of VIA, and Newfleet Asset Management, (“Newfleet”) (fixed income portion), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer, & senior portfolio manager of Newfleet, has managed the Series since 2007.

> Chris Armbruster, CFA, research analyst at KAR. Mr. Armbruster has served as a portfolio manager of the Series since April 2020.

> Doug Foreman, CFA, chief investment officer, portfolio manager and a member of the Executive Management Committee at KAR. Mr. Foreman has served as a Portfolio Manager of the Series since September 2016.

> Stephen H. Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the Series since April 2017.

> Hyung Kim, Portfolio Manager and Senior Research Analyst at KAR. Mr. Kim has served as a Portfolio Manager of the Series since June 2019.

Virtus Strategic Allocation Series	3

> Craig Thrasher, CFA, portfolio manager and senior research analyst at KAR. Mr. Thrasher has served as a portfolio manager of the Series since June 2019.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

4	Virtus Strategic Allocation Series

More About Principal Investment Strategies

The Series invests in equity and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The Series targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. Allocation percentages are measured at time of purchase.

Generally, the Series’ U.S. equity investments are in equity securities of large market capitalization companies. As of the date of this Prospectus, the Series’ equity subadviser considers large market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index on a rolling three-year basis. Because large market capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of December 31, 2022, the total market capitalization of companies included in the Russell 1000® Growth Index over the past three years was $86.3 million to $2.9 trillion.

The equity subadviser uses a strategy that seeks to emphasize highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. To the extent consistent with the Series’ investment objective and strategies, the subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered.

For the Series’ non-U.S. equity allocation, the Series invests in a select group of small-cap and mid-cap companies believed by the Series’ equity subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The Series’ non-U.S. equity investments are principally in small and mid-capitalization companies. As of the date of this prospectus, the Series’ subadviser considers small and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. On this basis, as of December 31, 2022, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.4 billion.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.

Under normal circumstances, the fixed income portion of the Series is invested in the following sectors of fixed income instruments:

▪ Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

▪ Debt instruments issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

▪ Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, and

▪ High-yield debt instruments, (so-called “junk bonds”), including bank loans (which are generally floating rate).

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the instrument.

The fixed income portion of the Series employs active sector rotation and disciplined risk management to portfolio construction. The Series’ fixed income assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Instruments selected for investment are those that the subadviser believes offer the best potential to achieve the Series’ investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fixed income investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the Series’ portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fixed income portion of the Series’ total assets in securities of any single issuer (excluding the U.S. Government, its agencies, authorities or instrumentalities).

The fixed income portion of the Series utilizes a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income investment by assessing and weighting the present value of the investment’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the investment. Under normal circumstances, the Series’ fixed income portion will have an average duration maintained at a level similar to that of its benchmark, the Bloomberg U.S. Aggregate Bond Index. As of December 31, 2022, the modified adjusted duration of the Bloomberg U.S. Aggregate Bond Index was 6.17 years; the modified adjusted duration of the Series was 6.36 years. Typically, for a Series

Virtus Strategic Allocation Series	5

maintaining a modified adjusted duration of 6.36 years, a one percent increase in interest rates would cause a 6.36% decrease in the value of the Series’ fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the Series’ fixed income assets to increase by 6.36%.

Fixed income securities generally will be sold if, in the opinion of the subadviser, they become overvalued, fundamentals change, or portfolio management considerations warrant.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Bank Loans

Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a Series’ access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Series invests and that the collateral may not be sufficient to cover the amount owed to the Series. If the loan is unsecured, there is no specific collateral on which the Series can foreclose. In addition, if a secured loan is foreclosed, a Series may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Series’ redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Series to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Series, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a Series may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Series could enforce its rights directly against the borrower.

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of an instrument will fail to pay interest or principal in a timely manner, or that negative perceptions exist in the market of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

▪ Income Risk. The income shareholders receive from the Series is based primarily on the dividends and interest the Series earns from its investments, which can vary widely over the short- and/or long-term. If prevailing market interest rates drop, distribution rates of the Series’ preferred stock holdings and any bond holdings could drop as well. The Series’ income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, the Series may be treated as receiving income even though no cash is received. The Series may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the Series receives from its investments decline.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

6	Virtus Strategic Allocation Series

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

▪ Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

▪ Long-Term Maturities/Durations Risk. Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. The Series therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

▪ Redemption Risk. Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

▪ Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a Series’ investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Series. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

▪ Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

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To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with a Series that does not have its holdings concentrated in a particular country.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Series’ subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Series.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series is regulated, which could limit or preclude the Series’ ability to achieve its investment objective. Local, regional or global events such as war (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

Early payoffs in the loans underlying such securities may result in the Series receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Series may be required to invest proceeds at lower interest rates, causing the Series to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Municipal Securities

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of a Series may be more dependent on the analytical abilities of the investment adviser than would be the case for a Series that does not invest in municipal bonds. Certain factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a Series’ investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Series invests may have an impact on the Series’ share price. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Series’ ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the Series’ shares to fall. The frequency and magnitude of such changes cannot be predicted. A Series may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the Series’ portfolio to a greater degree than if the Series’ investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

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Preferred Stocks

Preferred stocks may provide a higher dividend rate than the interest yield on debt instruments of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt instruments, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt instruments, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

U.S. Government Securities

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Series

The Adviser

VIA has served as the investment adviser to the Series since November 2010. VIA, located at One Financial Plaza, Hartford, CT 06103, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected KAR, an affiliate of VIA, to serve as subadviser and perform the day-to-day portfolio management of the Series. KAR, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.55%	0.50%	0.45%

For its last fiscal year, the Series paid advisory fees at the rate of 0.55% of its average net assets.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 0.98% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2024. After April 30, 2024, VIA may discontinue this expense reimbursement arrangement at any time. VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have received shareholder approval to rely on an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

The Subadvisers

KAR, an affiliate of VIA, is a subadviser to the Series and is responsible for the Series’ equity assets. KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed

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approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

Virtus Fixed Income Advisers, LLC, (“VFIA”) an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet, in subadvising the fixed income portion of Virtus Strategic Allocation Series as described herein. As of December 31, 2022, the three divisions that make up VFIA managed approximately $21.3 billion in aggregate assets under management.

Newfleet, an affiliate of VIA, is a subadviser to the Series (since June 2011) and is responsible for the Series’ fixed income assets. Newfleet is located at One Financial Plaza, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2022, Newfleet had approximately $7.87 billion in assets under management. Newfleet has been an investment adviser since 1989.

From its investment advisory fee, VIA, and not the Series, pays KAR for its subadvisory services at the rate of 50% of the net advisory fee applicable to the equity portion of the Series’ assets and Newfleet for its subadvisory services at the rate of 50% of the net advisory fee applicable to the fixed income portion of the Series’ assets.

Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the fiscal year ended December 31, 2022 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Portfolio Management

David L. Albrycht, CFA and Stephen H. Hooker, CFA of Newfleet manage the fixed income investments of the Series (since 2007).

David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.

Stephen H. Hooker, CFA. Mr. Hooker is a Managing Director and Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Hyung Kim and Craig Thrasher, CFA of KAR manage the international equity investments of the Series (since June 2019).

Hyung Kim. Mr. Kim is a Portfolio Manager and Senior Research Analyst at KAR (since 2017) with primary research responsibilities for the Emerging Markets and International Small Cap Portfolios. Prior to joining KAR, Mr. Kim was an International Equity Analyst for Advisory Research Inc. (2010 to 2017). He has approximately 18 years of research experience.

Craig Thrasher, CFA. Mr. Thrasher is a portfolio manager and senior research analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 18 years of equity research experience.

Chris Armbruster, CFA and Doug Foreman, CFA, of KAR manage the domestic equity investments of the Series (since April 2020 and September 2016, respectively).

Chris Armbruster, CFA. Mr. Armbruster is a portfolio manager and research analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an associate analyst covering special situations, and at Al Frank Asset Management as a vice president in equity research. He has approximately 17 years of investment industry experience.

Doug Foreman, CFA. Mr. Foreman is Chief Investment Officer (since January 2014), (Co-Chief Investment Officer,2013), playing a leadership role in KAR’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne Anderson Rudnick in 2011, Mr. Foreman was Director of Equities at HighMark Capital Management and before that he was Group Managing Director and Chief Investment Officer of U.S. equities at Trust Company of the West (TCW). He has approximately 36 years of investment experience.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Additional Risks Associated with Investment Techniques and Series Operations

Information about the Series’ principal investment strategies and risks appears in the Series Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order, as well as other operational risks. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the Series is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity

10	Virtus Strategic Allocation Series

breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Series or its service providers (including, but not limited to, the Series’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Series. Any such cybersecurity breaches or losses of service may cause the Series to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Series to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Series and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Series invests, which may cause the Series’ investments in such issuers to lose value.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as "derivatives" or "derivatives contracts") are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Series. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Series between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

▪ Financial Futures and Related Options. The Series may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the Series’ subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Series may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the Series’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the Series to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile

Virtus Strategic Allocation Series	11

than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes, declining prices of the securities sold, or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Leverage

When the Series makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When the Series uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the Series has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Series. The value of the shares of the Series employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the Series to pay interest.

LIBOR

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which the Series invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Series’ derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Series invests may obtain financing at floating rates based on LIBOR, and the Series may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S. is being led by the Alternative Reference Rate Committee (“ARRC”), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Series, or issuers of instruments in which the Series invests, and the financial markets generally.

Mutual Fund Investing

Through its investments in other mutual funds, a Series is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If a Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

Operational

An investment in the Series, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Series. While the Series seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Series.

Private Placements

The Series may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. While such securities may offer higher yields than comparable publicly traded securities, generally, privately placed securities are illiquid and are subject to resale restrictions. Privately issued securities ordinarily can be sold by the Series only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the Series may involve significant delays and expense.

Repurchase Agreements

The Series may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Series’ subadviser to be creditworthy. Such agreements subject the Series to the risk of default or insolvency of the counterparty.

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Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed-Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value of such a security on its settlement date is less than the price paid by the Series, the value of the Series’ shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The Series may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Series will not receive cash payments earned on these securities on a current basis, the Series may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Distribution Plan

The Trust, on behalf of each series of the Trust, including Class A Shares of the Virtus Strategic Allocation Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). The Trust has entered into an Underwriting Agreement relating to the Distribution Plan with VP Distributors, LLC (the “Distributor”) located at One Financial Plaza, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of Class A of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. It was subsequently reorganized into a Delaware statutory trust on February 14, 2011. The Trust currently consists of eight series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that Series is required. On matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that class is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Virtus Strategic Allocation Series	13

Taxes

The Trust intends for the Series to qualify as a regulated investment company (“RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others transfer into the Series at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

▪ an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

▪ increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of the Series. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

The Series offers only Class A Shares.

14	Virtus Strategic Allocation Series

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The Series calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Series and the number of outstanding shares of that class. In general, each Series calculates a share price for each class by:

▪ adding the values of all securities and other assets of the Series;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (“NAV”): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable Series. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the Series is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The Series will not calculate its NAV per share class on days when the NYSE is closed for trading. If the Series (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem the Series’ shares.

Fair Valuation

If market quotations are not readily available or available prices are not reliable, the Series determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the Series needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV (generally, at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

Redemptions

The Series will redeem any shares presented for redemption by the insurance companies holding such shares. Your insurance company’s policies on when and whether to redeem Series shares are described in your variable accumulation annuity contract prospectus or variable universal life insurance policy. The Series

Virtus Strategic Allocation Series	15

expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit.

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Financial Highlights

  The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Virtus Strategic Allocation Series
Class A
1/1/22 to 12/31/22	$17.50	0.08	(5.41)	(5.33)	(0.03)	(0.95)	(0.98)
1/1/21 to 12/31/21	17.81	0.03	1.28	1.31	(0.07)	(1.55)	(1.62)
1/1/20 to 12/31/20	13.78	0.08	4.57	4.65	(0.11)	(0.51)	(0.62)
1/1/19 to 12/31/19	11.22	0.16	2.75	2.91	(0.17)	(0.18)	(0.35)
1/1/18 to 12/31/18	12.62	0.17	(0.89)	(0.72)	(0.18)	(0.50)	(0.68)

(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(6)	The share class is currently below its expense cap.

18	Virtus Strategic Allocation Series

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(6.31)	$11.19	(30.58)%	$63,674	1.01	%(4)	1.05%	0.62%	24%
(0.31)	17.50	7.57	103,157	0.98	(5)(6)	0.98	0.17	21
4.03	17.81	33.96	106,684	0.98		1.00	0.51	28
2.56	13.78	26.05	87,902	0.98		1.01	1.22	40
(1.40)	11.22	(5.89)	79,536	0.98	(4)	1.02	1.32	33

Virtus Strategic Allocation Series	19

One Financial Plaza Hartford, CT 06103
ADDITIONAL INFORMATION You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies at virtus.com or you can request copies by calling us toll-free at 800-367-5877. You can also call this number to request other information about the Series or to make shareholder inquiries.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Variable Insurance Trust (VVIT)
Investment Company Act File No. 811-04642
8507

Virtus Variable Insurance Trust

One Financial Plaza

Hartford, CT 06103

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2023

Virtus Variable Insurance Trust is an open-end management investment company issuing shares in 8 separate series (“Series”), all of which are publicly offered and described herein:

SERIES	CLASS A	CLASS I
Virtus Duff & Phelps Real Estate Securities Series	X	X
Virtus KAR Capital Growth Series	X
Virtus KAR Equity Income Series	X
Virtus KAR Small-Cap Growth Series	X	X
Virtus KAR Small-Cap Value Series	X
Virtus Newfleet Multi-Sector Intermediate Bond Series	X	X
Virtus SGA International Growth Series	X	X
Virtus Strategic Allocation Series	X

This Statement of Additional Information relates to the Class A and Class I shares of the Series. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses for the Series dated April 28, 2023, as described below and as supplemented from time to time. Each Series’ Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Series have been incorporated by reference into such Series’ Prospectuses. The portions of this SAI that do not relate to a Series do not form a part of such Series’ SAI, have not been incorporated by reference into such Series’ Prospectuses and should not be relied upon by investors in such Series.

The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.367.5877; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.

The audited financial statements for the Series appear in each Series’ annual report for its most recent fiscal year ended December 31, 2022. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated December 31, 2022, without charge, by calling 800.367.5877 or by downloading it from virtus.com.

▪ Virtus Customer Service: 800.367.5877

▪ Web site: virtus.com

Table of Contents

GLOSSARY

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH

Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Series, Virtus Investment Advisers, Inc.
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent for the Series
Board	The Board of Trustees of Virtus Variable Insurance Trust (also referred to herein as the “Trustees”)
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Class	A class of shares of a Series of the Trust discussed in this SAI
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Custodian	The custodian of the Series’ assets, The Bank of New York Mellon
Distributor	The principal underwriter of shares of the Series, VP Distributors, LLC
Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the Duff & Phelps Real Estate Securities Series
Duff & Phelps Real Estate Securities Series	Virtus Duff & Phelps Real Estate Securities Series
EDRs	European Depositary Receipts (another name for CDRs)
ETFs	Exchange-traded Funds
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks

FHLMC

Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
FNMA

Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Fund Complex	The group of Funds sponsored by Virtus and managed by the Adviser or its affiliates, including the Series, the Virtus Mutual Funds and certain other closed-end funds
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, which is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
KAR

Kayne Anderson Rudnick Investment Management, LLC, subadviser to the KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series and the Strategic Allocation Series (equity portion)

KAR Capital Growth Series	Virtus KAR Capital Growth Series
KAR Equity Income Series	Virtus KAR Equity Income Series
KAR Small-Cap Growth Series	Virtus KAR Small-Cap Growth Series
KAR Small-Cap Value Series	Virtus KAR Small-Cap Value Series

LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market

Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value, which is the per-share price of a Series

Newfleet	Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC, subadviser to the Newfleet Multi-Sector Intermediate Bond Series and Strategic Allocation Series (fixed income portion)

Newfleet Multi-Sector Intermediate Bond Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, a large equity derivatives clearing corporation
OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS	Principal Exchange Rate Linked Securities
Prospectuses	The prospectuses for the Series, as amended from time to time
PwC	PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Trust
Regulations	The Treasury Regulations promulgated under the Code
RIC

Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes

S&P	S&P Global Ratings
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	Statement of Additional Information, such as this document, which is a part of a mutual fund registration statement
SEC	U.S. Securities and Exchange Commission
Series	The series of the Trust discussed in this SAI
SGA	Sustainable Growth Advisers, LP, subadviser to the SGA International Growth Series, and an affiliate of Virtus
SGA International Growth Series	Virtus SGA International Growth Series
SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities
Strategic Allocation Series	Virtus Strategic Allocation Series
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Trust	Virtus Variable Insurance Trust

VFIA	Virtus Fixed Income Advisers, LLC, an affiliate of VIA

VFS	Virtus Fund Services, LLC, the Administrator and Transfer Agent of the Trust
VIA	Virtus Investment Advisers, Inc., the Adviser to the Series
Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, KAR and Newfleet, and an affiliate of SGA
Virtus Funds

The family of funds overseen by the Board, consisting of the Series, The Merger Fund®, The Merger Fund® VL, the series of Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Opportunities Trust, the series of Virtus Retirement Trust and the series of Virtus Strategy Trust

Virtus Mutual Funds

The family of funds consisting of the Funds, The Merger Fund®, the series of Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Opportunities Trust, and the series of Virtus Strategy Trust

VP Distributors	VP Distributors, LLC, the Trust’s Distributor
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company as defined in the 1940 Act. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Prior to November 5, 2010, the Trust was named The Phoenix Edge Series Fund. The Trust was reorganized as a Delaware statutory trust on February 14, 2011.

The investment objectives of the Series are listed below. The Series’ Prospectuses describe the strategies that the Series will employ in seeking to achieve their investment objectives.

Series	Investment Objective(s)
Duff & Phelps Real Estate Securities Series	To provide capital appreciation and income with approximately equal emphasis.
KAR Capital Growth Series	To provide long-term growth of capital.
KAR Equity Income Series	To provide capital appreciation and current income.
KAR Small-Cap Growth Series	To provide long-term capital growth.
KAR Small-Cap Value Series	To provide long-term capital appreciation.
Newfleet Multi-Sector Intermediate Bond Series	To provide long-term total return.
SGA International Growth Series	To provide high total return consistent with reasonable risk.
Strategic Allocation Series	To provide high total return over an extended period of time consistent with prudent investment risk.

The following discussion supplements the disclosure in the Prospectuses.

Capital Stock and Organization of the Trust

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Series and different Classes of those Series. Holders of shares of a Series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Series. Shareholders of all Series vote on the election of Trustees. On matters affecting an individual Series (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual Class (such as approval of matters relating to the Plan of Distribution for a particular Class of Shares), a separate vote of that Series or Class is required. The Trust does not hold regular meetings of shareholders of the Series. The Board of Trustees will call a meeting of shareholders of a Series when at least 10% of the outstanding shares of that Series so request in writing. If the Board of Trustees fails to call a meeting after being so notified, the shareholders may call the meeting. The Board of Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Series, and any Class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Series and Class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Series or class. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Series or Class will be allocated by or under the direction of the Board of Trustees as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Series or Class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

As a Delaware statutory trust, the Trust’s operations are governed by its Agreement and Declaration of Trust dated February 14, 2011, as amended, and the Delaware Statutory Trust Act. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Delaware law provides that Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust by reason of a claim or demand relating to such person being or having been a shareholder (as opposed to such person’s actions or omissions), and (iii) provides that the Trust shall, upon request, assume the defense of any such claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Series shareholder is remote.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Shares in each Series of the Trust are generally available only as underlying investments in a variable accumulation annuity contract or a variable universal life insurance policy issued by a participating insurance company.

Diversification of Series

Each Series is diversified under the 1940 Act. Each Series also intends to diversify its assets to the extent necessary to qualify for tax treatment as a RIC under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Series Names and Investment Policies

Certain of the Series have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of those Series states in its Prospectuses that it has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Series’ policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Series’ outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Series of its 80% investment policy.

Each of the following Series has a policy that states at least 80% of its assets will be invested in investments of the type suggested by its name:

Duff & Phelps Real Estate Securities Series	KAR Small-Cap Value Series
KAR Capital Growth Series	Newfleet Multi-Sector Intermediate Bond Series
KAR Equity Income Series	SGA International Growth Series
KAR Small-Cap Growth Series

Mixed and Shared Funding

Shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trustees do not foresee any such differences or disadvantages at this time. However, the Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust or shares of another Series may be substituted.

Operation of a Fund of Funds

The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a Series may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs. In addition to this the Trust has obtained exemptive relief permitting the Series to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

Portfolio Turnover

The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series’ securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series’ shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Series is set forth in its summary prospectus and under “Financial Highlights” in the statutory prospectus.

Disclosure of Portfolio Holdings

The Trustees of the Trust have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Series’ portfolio holdings. This policy provides that the Series’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Series portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, each Series sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The Series’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain Series also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 20-day delay, while other of the Series make such full listings available at the end of each calendar quarter with a 30-day delay, or as of the end of each fiscal quarter with a 15- day or a 60-day delay. Portfolio holdings may be released sooner at the Administrator’s discretion. Additionally, each Series provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. Series also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trust and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Series’ policy provides that non-public disclosures of a Series’ portfolio holdings may only be made if (i) the Series has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Series’ shareholders and will act in the best interest of the Series’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Series’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Series’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Series’ Board and/or the Series’ Administrator, the Series will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Series in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Series.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily, with no delay
Subadviser	Duff & Phelps	Daily, with no delay
Subadviser	KAR	Daily, with no delay
Subadviser	Newfleet	Daily, with no delay
Subadviser	SGA	Daily, with no delay
Administrator	Virtus Fund Services	Daily, with no delay
Distributor	VP Distributors	Daily, with no delay
Custodian and Security Lending Agent	The Bank of New York Mellon	Daily, with no delay
Reconciliation Services for Subadvisers (KAR) (KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series)	Fiserve, Inc.	Daily, with no delay
Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon	Daily, with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period, within 5 business days of the end of reporting period
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily, with no delay
Liquidity Management Analytics System	MSCI Group	Daily, with no delay
Printing Firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period
Proxy Voting Service	Institutional Shareholder Services	Monthly
Class Action Service Provider	Financial Recovery Technologies and Institutional Shareholder Services	Monthly, with no delay
Back-end Compliance Monitoring System	BNY Mellon	Daily, with no delay
Code of Ethics	StarCompliance, LLC	Daily, with no delay
3rd Party Administrator for Duff & Phelps and KAR	SS&C, Inc.	Daily, with no delay

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems, Inc. and Thompson Reuters	Various frequencies depending on the series, which may include but is not limited to: fiscal quarter with a 30-day or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the series, which may include but is not limited to: fiscal quarter with a 30-day or 60-day delay.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Virtus Public Web site	Virtus Investment Partners, Inc.

Various frequencies depending on the series, which may include but is not limited to: monthly, with a 20-day delay, fiscal quarter with a 15-day or 60-day delay, or calendar quarter with a 30-day delay.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Series.

There is no guarantee that the Trust’s policies on use and dissemination of holdings information will protect the Series from the potential misuse of holdings by individuals or firms in possession of such information.

MORE INFORMATION ABOUT SERIES INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement each Series’ investment strategies and policies set forth in the Series’ prospectuses. Some of the investment strategies and policies described below and in each Series’ prospectus set forth percentage limitations on a Series’ investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Series. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Series’ investment strategies and policies.

Investment Technique	Description and Risks	Series-Specific Limitations
Debt Investing

Each Series may invest in debt, or fixed income, instruments. Debt, or fixed income, instruments (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt instruments are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the instrument’s maturity. Some debt instruments, such as zero-coupon bonds (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Yields on debt instruments depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt instruments with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt instruments, while a decline in interest rates generally will increase the value of the same instruments. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments. The achievement of a Series’ investment objective depends in part on the continuing ability of the issuers of the debt instruments in which the Series invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt instruments are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt instruments may be materially affected.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they

A Series’ investments in convertible securities that are rated below investment grade will be limited to 5% of the Series’ total assets.

Investment Technique	Description and Risks	Series-Specific Limitations

have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Series is called for redemption, the Series could be required to permit the issuer to redeem the security and convert it to the underlying common stock. A Series generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. Each Series might be more willing to convert such securities to common stock.

A Series’ subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for a Series and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, a Series may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities

Each Series may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Series’ investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Series’ minimum ratings criteria or if unrated are, in the Series’ subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)

Each Series may invest in “Yankee bonds”, which are dollar- denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration

Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Investment Technique	Description and Risks	Series-Specific Limitations

High-YieldHigh-Risk Fixed Income Securities (“Junk Bonds”)

Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher- rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low- rated security defaulted, the applicable Series might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Series’ NAV.

Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Series may have to replace the securities with a lower yielding security which would result in lower returns for the Series.

A Series may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Series anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Series and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Series to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Series experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Series’ asset

The Newfleet Multi- Sector Intermediate Bond Series will limit its investments in below-investment grade securities to no more than 50% of its net assets; the Strategic Allocation Series will limit such investments to no more than 10% of its net assets.

Investment Technique	Description and Risks	Series-Specific Limitations

base over which expenses could be allocated and could result in a reduced rate of return for the Series.

Interest Rate Environment Risk

In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. The Federal Reserve also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). The Federal Reserve increased the federal funds rate in December 2015, however, as the United States continues to experience the economic effects of the global health pandemic, the Federal Reserve lowered interest rates to zero percent in March 2020. In addition, the Federal Reserve once again implemented its quantitative easing program, announcing it would purchase government and mortgage-related bonds as part of its emergency action to protect the economy from the impact of the coronavirus outbreak.

Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Series’ performance to the extent the Series is exposed to such interest rates. A low interest rate environment may have an adverse impact on each Series’ ability to provide a positive yield to its shareholders and pay expenses out of Series assets because of the low yields from the Series’ portfolio investments. Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from a Series that holds large amounts of fixed-income securities. Heavy redemptions could cause the Series to sell assets at inopportune times or at a loss or depressed value and could hurt the Series’ performance.

Further, Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Series investments, which could cause the value of a Series’ investments and a Series’ share price to decline or create difficulties for the Series in disposing of investments. A Series that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Series that does not invest in derivatives.

A Series could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Series. To the extent a Series experiences high redemptions because of these policy changes, the Series may experience increased portfolio turnover, which will increase the costs that the Series incurs and lower the Series’ performance.

Inverse Floating Rate Obligations

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Series may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Series holding these instruments could lose money and its NAV could decline.

Letters of Credit

Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Series’ subadviser, are of investment quality comparable to other permitted investments of the Series may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which a Series may invest include interests in both secured and unsecured corporate loans. When a Series purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Series’ obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Series disposing of such securities at a substantial discount from face value or holding such securities until maturity.

There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a Series may invest may not be considered “securities,” and therefore the Series may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A Series may come into possession of material, non-public information about a borrower as a result of the Series’ ownership of a loan or other floating- rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Series might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Series’ ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Series; (iv) impede the Series’ ability to timely vote or otherwise act with respect to loans; and (v) expose the Series to adverse tax or regulatory consequences.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by a Series, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Series. Accordingly, such participations are speculative and may result in the income level and net assets of the Series being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Series to be illiquid investments. A Series will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Series’ subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Series may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Series’ subadviser has determined meets the prescribed quality standards of the Series. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Series, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the Series’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Series may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Series purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Series’ rights against the borrower may be more limited than those held by the original lender.

Certain Series invest significantly in floating rate loans that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark.” The United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.

Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Series’ transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the Series’ performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Series or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Series. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Many loans have interest rate provisions referencing LIBOR that, when drafted, did not contemplate the permanent discontinuation of LIBOR and, as a result, there may be uncertainty or disagreement over how the loans should be interpreted. For example, loans without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. Further, the interest rate provisions of these loans may need to be renegotiated. Finally, there may be other risks related to the discontinuation of LIBOR, such as loan price volatility risk and technology or systems risk.

Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S. is being led by the Alternative Reference Rate Committee (“ARRC”), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. The alternative reference rates may be more volatile than LIBOR and may perform erratically until widely accepted within the marketplace. The risks associated with this discontinuation and transition will persist if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

The shift to SOFR from LIBOR also brings pricing challenges for borrowers and loan issuers, who prefer exposure to credit benchmarks that will adjust to shifts in credit market conditions. SOFR is based on the U.S. repurchase agreement market, which has no credit risk and may fall during times of stress. LIBOR, by contrast, measures bank borrowing costs and rises during periods of stress. Lenders are adapting by pricing loans with a spread to SOFR. However, there are risks that this spread could underprice risks if there are unexpected periods of credit stress.

Municipal Securities and Related Investments

Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Series to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Series invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the Series are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Series. For the purpose of each Series’ investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Series’ subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.
Municipal Bonds

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds

Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds

Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds

The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases

Each Series may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non- appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, a Series’ ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Series’ subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes	Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.
Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.
Tax Anticipation Notes

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees

While the Series do not invest in securities to exercise control over the securities’ issuers, each Series may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Series. Such participation may subject the relevant Series to expenses such as legal fees and may deem the Series an “insider” of the issuer for purposes of the Federal securities laws, and expose the Series to material non- public information of the issuer, and therefore may restrict the Series’ ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Series on such committees also may expose the Series to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Series will participate on such committees only when the Series’ subadviser believes that such participation is necessary or desirable to enforce the Series’ rights as a creditor or to protect the value of securities held by the Series.

Payable in Kind (“PIK”) Bonds

PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings

The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After a Series purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Series. A subsequent downgrade does not require the sale of the security, but the Series’ subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Series will invest in securities which are deemed by the Series’

subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Series.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt

Each Series may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Series may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Series may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Series hold non- performing sovereign debt, the Series may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds

Each Series may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments

Each Series may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Series pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Series to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Series are valued at zero in determining the Series’ NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations

Each Series may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

The floating and variable rate obligations that the Series may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Series paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When a Series purchases a floating or variable rate demand instrument, the Series’ subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Series’ right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Series elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Series’ custodian subject to a sub- custodian agreement between the bank and the Series’ custodian.

The floating and variable rate obligations that the Series may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Series an undivided interest in the underlying obligations in the proportion that the Series’ interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each Series will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to a Series’ percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Series may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities

Each Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Series invests in zero or deferred coupon bonds, there is a risk that the value of the Series’ shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, each Series is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Series would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Series’ current income could be less than it otherwise would have been. Instead of using cash, the Series might liquidate investments in order to satisfy these distribution requirements.

Derivatives and Other Similar Instruments

Each Series may invest in various types of derivatives and other similar instruments (collectively referred to in this section as "derivatives" or "derivative instruments"), which may at times result in significant derivative exposure. A derivative is generally a financial instrument whose performance is derived from the performance of another asset. Each Series may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity- linked derivatives.

Each Series may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Series invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Series may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Series’ ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject a Series to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.

Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Series. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Series to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may give rise to a form of leverage which magnifies the risk of loss. The use of derivatives may also result in smaller gains than otherwise would be the case. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Series to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Series obtains leverage. Reverse repurchase agreements or similar financing transactions may also be deemed to be "derivatives" for purposes of Rule 18f-4 if a Series chooses to rely on certain provisions of the Derivatives Rule in connection with its use of reverse repurchase agreements or similar financing transactions. Among other things, under Rule 18f-4, a Series is prohibited from entering into these transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Series may enter into based on the value-at-risk (“VaR”) of the Series inclusive of derivatives. A Series will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Series’ own portfolio absent derivatives holdings, as determined by such Series’ derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Series may not seek returns in excess of 2x the Underlying Index. For a Series that uses the Absolute VaR Test, the limit is 20% of the value of the Series’ net assets.

In addition, among other requirements, Rule 18f-4 requires a Series to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Series’ derivatives activities. These new requirements will apply unless a Series qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Series’ performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Series’ investments and cost of doing business, which could adversely affect investors.

Commodity Interests

Certain of the derivative investment types permitted for the Series may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, as of the date of this SAI, each Series intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations.

The CFTC has adopted amendments to its rules that may affect the Series’ ability to continue to claim exclusion or exemption from regulation. If a Series’ use of these techniques would cause the Series to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Series’ commodity pool

As of the date of this SAI, each Series intends to limit the use of such investment types as required to qualify for exclusion from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and each Series has filed a notice of operator, and the Series’ subadviser may be subject to registration and regulation as the Series’ commodity trading advisor. A Series may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Series’ use of these techniques and other instruments may be limited or restricted.

exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).

Credit-linked Notes

Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives

Each Series may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Series investing in other investment companies.)

Eurodollar Instruments

A Series may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Series might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.

Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Series invests.

Foreign Currency Forward Contracts, Futures and Options

Each Series may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. If a Series’ subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the Series may experience adverse consequences, leaving it in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Series’ subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;

and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Series’ ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a RIC. (See the “Dividends, Distributions and Taxes” section of this SAI.)

A Series may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Series may write put and call options on foreign currencies for the purpose of increasing its return.

A Series may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Series may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Series the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Series the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Series the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Series the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, a Series enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Series expects to purchase, when the Series holds cash or short-term investments). In connection with position hedging, the Series may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Series may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Series is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Series is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Series owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

A Series may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Series receives a premium from writing a put or call option, which increases the Series’ current return if the option expires unexercised or is closed out at a net profit. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A Series’ currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Series’ subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Series. Cross hedging transactions by a Series involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Series’ ability to act upon economic events occurring in foreign markets during non- business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the Series are discussed below, although each Series is also permitted to engage in other similar transactions to the extent consistent with the Series’ investment limitations and restrictions.

Foreign Currency Forward Contracts

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Foreign Currency Futures Transactions

Each Series may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Series may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Series must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Series may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under CFTC rules the Series’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency	A foreign currency option provides the option buyer with the right to buy or sell a stated

Options

amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Series against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Series were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Series had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Series would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Series may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Series’ position, the Series may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a Series may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Currency Warrants

Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper

Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)

PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts

Each Series may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.

A Series may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Except as otherwise described in this SAI, the Series will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Series’ current income and involve a loss of principal. Any incremental return earned by the Series resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Series will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Series, the Series is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Series upon termination of the contract, assuming all contractual obligations have been satisfied. The Series expect to earn interest income on their initial margin deposits. A futures contract held by a Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Series but is instead a settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Series will mark to market its open futures positions.

The Series are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Series.

Futures contracts are designed by boards of trade which are designated “contracts

No Series will purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets.

No Series may enter into a futures contract for the delivery of a security if, immediately thereafter, the value of the securities called for by all of such Series’ outstanding futures contracts (for both receipt and delivery) would exceed 10% of the market value of such Series’ total assets.

markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Series’ ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Series invests in futures contracts. (See “Commodity Interests” in this SAI.)

The requirements of the Code for qualification as a RIC also may limit the extent to which a Series may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Series will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Series would continue to be required to make daily margin payments. In this situation, if the Series has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Series’ ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Series to incur additional brokerage commissions and may cause an increase in the Series’ portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the relevant Series’ subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Series or such prices move in a direction opposite to that anticipated, the Series may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Series’ total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Series will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Series has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Series’ portfolio may decline. If this occurred, the Series would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off- setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Series because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities

Each Series may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Series’ portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Series’ yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by a Series’ subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally, fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Series are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Series.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrid instruments with characteristics of both mortgage- backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass- through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Series may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Series’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass- through Securities

Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government- related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass- through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets a Series’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Series may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Series’ subadviser determines that the securities meet the Series’ quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Series’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Series’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass- through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

The Series will consider the assets underlying privately-issued, mortgage-related securities, and other asset-backed securities, when determining the industry of such securities for purposes of the Series’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI, and as a result such securities may not be deemed by the Series to represent the same industry or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Other Asset-Backed Securities

Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage- backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Series’ yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Series’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Each Series may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Series’ investment objectives and policies.

Options

Each Series may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to

Each Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies.

the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

If the only derivatives in which a Series invests are covered options, options written by a Series will be covered and will remain covered as long as the Series is obligated as a writer. A call option is “covered” if the Series owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Series. A put option is “covered” if the Series maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Series’ obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Series’ execution of a closing purchase transaction. This means that a Series buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Series will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Series that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Series will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Series expires unexercised, the Series will realize a loss equal to the premium paid. If a Series enters into a closing sale transaction on an option purchased by it, the Series will realize a gain if the premium received by the Series on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Series expires on the stipulated expiration date or if a Series enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Series is exercised, the proceeds of the sale will be increased by the net premium originally received and the Series will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets

No Series may write options on more than 50% of its total assets.

Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Strategic Allocation Series’ total assets.

The Newfleet Multi- Sector Intermediate Bond Series may only purchase a call option to terminate a previously written call option.

that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the- counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

For options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options

Each Series may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

With respect to yield curve options, a call or put option is covered if a Series holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Series’ net liability under the two options. Therefore, the Series’ liability for such a covered option is generally limited to the difference between the amount of the Series’ liability under the option it wrote less the value of the option it holds. A Series may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options

In certain instances, a Series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swaptions

A Series may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A Series’ financial liability associated with swaptions is linked to the marked-to- market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Series in the case of an uncovered swaption is unlimited.

Swap Agreements

Each Series may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Series’ subadviser may use swaps in an attempt to obtain for the Series a particular desired return at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Series’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Series may pay fees or incur other costs each time it enters into, modifies, or terminates a swap agreement.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Series’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Series’ subadviser will cause the Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Series’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Series by the Code may limit the Series’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market could adversely affect a Series’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Applicable provisions of the CEA and related CFTC rules dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

The SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a comprehensive regulatory framework for swap transactions. Under the regulations, certain swap transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Series engaging in swap transactions may incur additional expenses as a result of these regulatory requirements. The Adviser is continuing to assess the impact of these requirements on the Series.

Credit Default Swap Agreements

Each Series may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Series may be either the buyer or seller in the transaction. If a Series is a buyer and no event of default occurs, the Series loses its investment and recovers nothing; however, if an event of default occurs, the Series receives full notional value for a reference obligation that may have little or no value. As a seller, a Series receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Series must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Series as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Series pays to the buyer, resulting in a loss of value to the Series.

Credit default swaps involve greater risks than if the Series had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Series will enter into swap agreements only with counterparties deemed creditworthy by the Series’ subadviser.

Dividend Swap Agreements

A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Series to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements

“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR or SOFR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements

Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A Series may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities

The Series may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Series may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Series of a portfolio security to meet redemptions by shareholders or otherwise may require the Series to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long- term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Series invests will cause the NAV of the Series to fluctuate.

Initial Public Offerings

A Series may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Series’ Adviser or subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Series.

Securities of Small and Mid Capitalization Companies

While small and medium-sized issuers in which a Series invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Series invests in small or mid- capitalization companies, these factors may result in above-average fluctuations in the NAV of the Series’ shares. Therefore, a Series investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Series solely investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the Series invest are determined at the time of purchase.

Unseasoned Companies

As a matter of operating policy, each Series may invest to a limited extent in securities of unseasoned companies and new issues. A Series’ subdviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the- counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally, a Series will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing

The Series may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Series may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets” or “frontier markets.” The Series may also invest in domestic securities denominated in foreign currencies. Factors that may be considered when assessing compliance with investment policies that designate a minimum or maximum level of investment in non-U.S. securities include, but are not limited to, whether such securities are securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Series’ ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Series will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payment positions. Finally, the Series may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Series and which may not be recoverable by the Series or their investors.

The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the Series’ investments in foreign securities and to the Series’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Series’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Series may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

A Series that has significant exposure to certain countries can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries. There is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s vote to exit the EU in June 2016. In March 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. The United Kingdom left the EU on January 31, 2020, followed by a transition period during which businesses and others prepared for the new post-Brexit rules that took effect on January 1, 2021. While a limited deal was reached prior to December 31, 2020, many aspects are still to be determined, including those related to financial services. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Continuing Brexit issues and negotiations may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the United Kingdom, EU countries, other countries or parties that transact with the United Kingdom and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Depositary Receipts

A Series permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Series’ investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Series and may negatively impact the Series’ performance. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities

The Series may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Series’ subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Series’

investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of portfolio securities or, if a Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Foreign Currency Transactions

When investing in securities denominated in foreign currencies, the Series will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Series’ assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, a Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Series’ subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Series’ subadviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time.

In addition, a Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Series is exercised or the Series is unable to close out a forward contract. A Series may hold foreign currency in anticipation of purchasing foreign securities.

A Series may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Series’ subadviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series’ position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series’ profit or loss on currency options or forward contracts, as well as its hedging strategies.

When a Series effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Series incurs expenses in converting assets from one currency to another. A Series may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Investment Companies

Some of the countries in which the Series may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Series may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Series would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Series bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Series to participate in privatizations may be limited by local law, or the terms on which a Series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements

Each Series may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Series’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts

Each Series may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Series’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities

Illiquid securities are investments that a Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Series may invest up to 15% of its net assets in illiquid assets. No Series may acquire any illiquid investment if, immediately after the acquisition, the Series would have invested more than 15% of its net assets in illiquid investments that are assets. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the- counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Series within seven days may be deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Series’ subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Series may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

An investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore the investments described in this section may be determined to be liquid in accordance with the Series’ liquidity risk management program approved by the Board. The Trustees have delegated to each Series’ Adviser the determination of the liquidity of such investments in the respective Series’ portfolio as administrator of the Series’ liquidity risk management program. The Series’ Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid assets exceed 15% of a Series’ net assets after the time of purchase, the Series will take steps to reduce, in accordance with Rule 22e-4 under the 1940 Act, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Series’ subadviser may not be able to dispose of them in a timely manner. As a result, the Series may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Series holding them to decline. An investment that is determined by a Series’ Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Series might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage

Each Series may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). Such transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

The following are some of the Series’ permitted investment techniques that are generally viewed as creating leverage for the Series.

Borrowing

A Series’ ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no- action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Series is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Series’ total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Series’ total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Series may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Series’ portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Series also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

No Series may borrow money, except (i) in amounts not to exceed one-third of the value of the Series’ total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

Interfund Borrowing and Lending

The Virtus Funds and their investment advisers have received exemptive relief from the SEC which permits the Virtus Funds to participate in an interfund lending program. The interfund lending program allows the participating Virtus Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Virtus Funds, including the following: (1) no Virtus Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Virtus Funds under a loan agreement; and (2) no Virtus Fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Virtus Fund could invest. In addition, a Virtus Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Virtus Fund may not lend to another Virtus Fund under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Virtus Fund to any one Virtus Fund may not exceed 5% of net assets of the lending Virtus Fund.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Virtus Fund and the borrowing Virtus Fund. However, no borrowing or lending activity is without risk. If a Virtus Fund borrows money from another Virtus Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the borrowing Virtus Fund may have to borrow from a bank at higher rates if an interfund loan were not available from another Virtus Fund. A delay in repayment to a lending Virtus Fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Virtus Fund could be unable to repay the loan when due.

Mortgage “Dollar- Roll” Transactions

Each Series may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee. If the income and capital gains from the Series’ investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Series sells securities becomes insolvent, the Series’ right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Series’ subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Dollar-roll transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Series sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Series to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Series with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

A Series will enter into reverse repurchase agreements only with parties that the Series’ subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Reverse repurchase agreements are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Market Volatility Risk

A Series could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Series and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; rapid interest rate changes; supply chain disruptions; sanctions; and difficulties in obtaining and/or enforcing legal judgments.

For example, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and eventually detected globally. This coronavirus resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets. Future infectious illness outbreaks could affect the economies of many nations or the entire global economy in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact a Series’ investments, it is clear that these types of events will impact the Series and the issuers in which each invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Series’ holdings. The issuers in which a Series invests could be significantly impacted by emerging events and uncertainty of this type. A Series will also be negatively affected if the operations and effectiveness of any of its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Money Market Instruments

Each Series may invest in money market instruments, which are high- quality short-term investments. The types of money market instruments most commonly acquired by the Series are discussed below, although each Series is also permitted to invest in other types of money market instruments to the extent consistent with the Series’ investment limitations and restrictions.

Banker’s Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Series’ yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks

The money market instruments in which the Series may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Series’ investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Series

Although a Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Series. For the purposes of calculation with respect to

	to investment risks that are different in some respects from those of investments in obligations of domestic issuers.	the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.
Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Series must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing

Each Series is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Series may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, each Series may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the Series may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a Series generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. The Series may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Series to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Series generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Series may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Series invests in such an investment company, the Series will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Series is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Series of investing in commodity interests.)

Investors in each Series should recognize that when a Series invests in another investment company, the Series will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Series bears directly in connection with its own operations.

Real Estate Investment Trusts (“REITs”)

Each Series may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

▪ Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

▪ Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

▪ Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a RIC. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements

Each Series may enter into repurchase agreements by which the Series purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase price may be the same, with interest payable to the Series at a stated rate together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Series (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Series. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Series’ subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Series also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to each Series’ limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Series’ total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Repurchase agreements of more than seven days’ duration are subject to each Series’ limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Series’ total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Securities Lending

Subject to certain investment restrictions, each Series may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Series lending its securities.

A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Series, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Series must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

No Series will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales

Each Series may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Series sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Series contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a Series makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Series is required to make a margin deposit in connection with such short sales; the Series may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Series covers its short position, the Series will incur a loss; conversely, if the price declines, the Series will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Series sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Series engages in naked short sales, the Series’ risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Series for the security at the time it was borrowed.

Short sales are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Special Situations

Each Series may invest in special situations that the Series’ subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Series’ subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments

When business or financial conditions warrant, each Series may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which a Series’ subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Series may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Series may invest for temporary defensive purposes will be those that the Series’ subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Warrants or Rights to Purchase Securities

Each Series may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Series will make such investments only if the underlying securities are deemed appropriate by the Series’ subadviser for inclusion in the Series’ portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Series holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Series may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Series were not to exercise an index warrant prior to its expiration, then the Series would lose the amount of the purchase price paid by it for the warrant.

A Series will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Series’ use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are

KAR Equity Income Series and SGA International Growth Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Series will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Series’ ability to exercise the warrants at such time, or in such quantities, as the Series would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

Each Series may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Series to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Series might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Series might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Series will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Series’ NAV starting on the first business day after the date of the agreement to purchase the securities. The Series will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Series will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Series could prevent the Series from realizing a price or yield considered to be advantageous and could cause the Series to incur expenses associated with unwinding the transaction.

When a Series makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Series’ assets. Fluctuations in the market value of the underlying securities will not be reflected in the Series’ NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Series may agree to a longer settlement period.

The Series will make commitments to purchase securities on a when- issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after it is entered into. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions.

When-issued and delayed-delivery transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

The Trust’s fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

1. A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series’ total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series.

2. A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Duff & Phelps Real Estate Securities Series. In addition, the Strategic Allocation Series may invest more than 25% of its assets in the banking industry.

3. A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4. A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series’ total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5. A Series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

6. A Series may not purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

7. A Series may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Series may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

8. A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

Non-Fundamental Investment Limitations

Additional investment limitations adopted by each Series, which may be changed without shareholder approval, are as follows:

Duff & Phelps Real Estate Securities Series

The Series will not invest in real estate directly, but only in securities issued by real estate companies. (See “Real Estate Investment Trusts (REITs)” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.) However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage trusts, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

The Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody’s or, if not rated, judged to be of comparable quality as determined by the Series’ subadviser. (See “Ratings” under “Debt Investing” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.) In choosing debt securities for purchase by the Series, the Series’ subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Series holdings and will invest in debt securities only of companies that satisfy the Series’ subadviser’s investment criteria.

KAR Equity Income Series

The Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE. (See “Warrants or Rights to Purchase Securities” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

Newfleet Multi-Sector Intermediate Bond Series

The Series may only purchase a call option to terminate a previously written call option. (See “Options” under “Derivative Investments” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

SGA International Growth Series

The Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE. (See “Warrants or Rights to Purchase Securities” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

The Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. (See “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” and “Foreign Currency Transactions” under “Foreign Investing” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

The Series may invest in nonconvertible fixed income securities of non-U.S. issuers when the Series’ subadviser believes that such securities are appropriate for the achievement of the Series’ investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro- currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the adviser to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank). (See “Debt Investing” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

Strategic Allocation Series

Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Series’ total assets. (See “Options” under “Derivative Investments” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Series may enter into financial futures and options contracts. (See “Futures Contracts and Options on Futures Contracts” and “Options” under “Derivative Investments” in the “More Information About Series Investment Strategies and Related Risks” section of this SAI.)

Application of Investment Limitations

Except as otherwise noted, if any percentage restriction described above for a Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series’ assets will not constitute a violation of the restriction. The investment restrictions listed above are not intended to prevent any Series from investing all of its assets in other registered investment companies except as provided by the 1940 Act and the rules promulgated thereunder.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall supervision of the Trust, including establishing the Series’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Series’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Since 2016	99

Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Cogan, Sarah E. YOB: 1956	Since 2022	103

Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Income Opportunity Fund.
DeCotis, Deborah A. YOB: 1952	Since 2022	103

Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

Drummond, F. Ford YOB: 1962	Since 2022	103

President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation;

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949	Since 2017	96	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950	Since 1999	96	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McDaniel, Connie D. YOB: 1958	Since 2017	96

Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

McLoughlin, Philip YOB: 1946	Since 2003	106	Private investor since 2010.

Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence &

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

McNamara, Geraldine M. YOB: 1951	Since 2015	106	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).

Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).

Walton, R. Keith YOB: 1964	Since 2020	103

Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.

Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

(2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952	Since 2020	103	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

* Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	President since 2010 Trustee since 2012	109

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2010 to 2016)

Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2004).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976

Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).

Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).

Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Griswold, Heidi YOB: 1973	Vice President (since 2016).

Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2013); Assistant Treasurer (2009 to 2013).

Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2009 to 2018).

Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).

Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2016).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).

Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Short, Julia R. YOB: 1972	Senior Vice President (since 2017.)

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).

Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).

Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Leadership Structure and the Board of Trustees

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Trustees of the Virtus Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Series’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Series as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the Series’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Series’ accounting and auditing policies and practices. The Audit Committee reviews the Series’ financial reporting procedures, their system of internal control, the independent audit process, and the Series’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel, Chairperson, Donald C. Burke, Deborah A. DeCotis, John R. Mallin and Brian T. Zino. The Audit Committee met five times during the Trust’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Series’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Series’ officers, including the Series’ CCO, the Series’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, and R. Keith Walton. The Compliance Committee met five times during the Trust’s last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R.

McLoughlin, Chairperson, Donald C. Burke, Deborah A. DeCotis, Sidney E. Harris and Brian T. Zino. The Executive Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Series, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Brian T. Zino, Chairperson, Sarah E. Cogan, Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. The Governance and Nominating Committee met five times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual contractholder submitting a nomination must hold for at least two full years 5% of the shares of a Series of the Trust, among other qualifications and restrictions. Any Contract Owner nominee recommendations must be submitted in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Series’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of the Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Cadre Holdings Inc., Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (2015 to 2021 and 1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director and Governance and Nominating Committee Chairperson of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by Virtus affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale University and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Series’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Series. In addition, the portfolio managers of the Series and senior management of the Series’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Series changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Series’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Series’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Series’ independent auditors in connection with the review of the results of the audit of the Series’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Series. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Series’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Series or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Series and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Series Holdings as of December 31, 2022

As of December 31, 2022, none of the Trustees or officers directly owned shares of the Series. As of April 10, 2023, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Trust.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Series who are interested persons are compensated for their services by the Adviser of the Series, or an affiliate of the Adviser of the Series, and receive no compensation from the Series. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended December 31, 2022, the current Trustees received the following compensation:

Independent Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald C. Burke	$4,766.22	$438,000.00 (99 Funds)
Sarah E. Cogan	$4,117.22	$365,000.00 (103 Funds)
Deborah A. DeCotis	$4,117.22	$355,000.00 (103 Funds)
F. Ford Drummond	$4,117.04	$360,000.00 (103 Funds)
Sidney E. Harris	$4,766.22	$340,000.00 (96 Funds)
John R. Mallin	$4,766.20	$340,000.00 (96 Funds)
Connie D. McDaniel	$5,426.51	$385,000.00 (96 Funds)
Philip R. McLoughlin	$6,461.33	$645,625.00 (106 Funds)
Geraldine M. McNamara	$5,205.76	$468,000.00 (106 Funds)
R. Keith Walton	$4,103.15	$355,000.00 (103 Funds)
Brian T. Zino	$4,556.73	$400,000.00 (103 Funds)

Interested Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
George R. Aylward	None	None

Code of Ethics

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Series, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Series has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trust’s intention for the Series to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Series. The Series or their voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Series or their voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing a Series is responsible for voting proxies for such Series, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected Series shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Series both are designed to further the best economic interests of the affected Series shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

▪ Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

▪ Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

▪ Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

▪ Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

▪ Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Series and their voting delegates seek to avoid actual or perceived conflicts of interest of Series shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Series, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected Series’ shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Series in voting proxies for their respective Series.

Duff & Phelps Real Estate Securities Series

Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third-party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third-party vendor’s policies. The Proxy Committee will vote the proxy according to either its determination of the client’s best interests or by client direction. In performing its analysis of how to vote on a proposal, the Proxy Committee will begin by considering the voting recommendation of the third-party vendor and will then override such vendor’s recommendation if the Proxy Committee determines that such recommendation is not in the best interest of Duff & Phelps clients. The firm seeks not to finalize its votes until close to the deadline for being able to vote, so as to be able to consider any additional information that may become available, including from the company in response to a recommendation that has been made by a proxy advisory firm. The Proxy Committee incorporates consideration of ESG issues into its evaluation of recommendations of the proxy advisory firm and the voting of proxies generally. The firm has additionally adopted proxy voting guidelines that serve as a guide to voting with regard to certain recurring proposals. The vote the Proxy Committee selects will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

▪ it deems the cost of voting to exceed any anticipated benefit to client;

▪ a proxy is received for a security it no longer manages due to the entire position being sold; or

▪ exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff  & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series and Strategic Allocation Series (equity portion)

KAR has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Series, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows:

1. The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

2. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, including where KAR in good faith believes that any ISS recommendation would be to the detriment of its investment clients, KAR will override an ISS recommendation. At least two members of KAR’s Risk and Compliance Committee must approve an override on such basis. Additionally, KAR utilizes ISS to vote proxies on its behalf, per the guidelines discussed above.

3. Absent any special circumstance, ISS Proxy Voting Guidelines are followed when voting proxies.

4. KAR can occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees can also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they are to promptly report such conflict to KAR’s Chief Compliance Officer under the firm’s conflict of interest reporting policies. Conflicts of interest are handled in various ways depending on the type and materiality, but KAR seeks to avoid and mitigate such conflicts of interest as much as possible when carrying out its business, including with respect to its proxy voting activities.

KAR’s Proxy Voting Policy is posted on the public section of KAR’s website, www.kayne.com.

Newfleet Multi-Sector Intermediate Bond Series and Strategic Allocation Series (fixed income portion)

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third-party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Series.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: James.Sena@virtus.com.

SGA International Growth Series

SGA has adopted proxy voting policies and procedures (the “Policies and Procedures”) designed to ensure that SGA votes in a manner that is in the best interests of its clients. SGA will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client's investment. Generally, votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders, while votes will be cast against proposals having the opposite effect. In voting on each and every issue, SGA shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot. The Policies and Procedures allow SGA to utilize a third party vendor for voting on behalf of clients consistent with the Policies and Procedures.

The Policies and Procedures address conflicts of interest or potential conflicts of interest relating to proxy proposals. A member of SGA’s Investment Committee is responsible for identifying potential conflicts of interest. Where appropriate, SGA will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1. provide the client with sufficient information regarding the shareholder vote and SGA’s potential conflict to the client and obtain the client’s consent before voting;

2. vote securities based on a pre-determined voting policy;

3. vote securities based upon the recommendations of an independent third party; or

4. request that the client engage another party to determine how the proxies should be voted.

A complete copy of SGA’s current Proxy Voting Policies and Procedures may be obtained by sending a written request to firm@sgadvisers.com or 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 10, 2023, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Series included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to each of the Series is Virtus Investment Advisers, Inc., located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management.

VIA began serving as investment adviser to the Trust in November 2010 and currently serves as investment adviser to each of the Series. Prior to November 5, 2010, Phoenix Variable Advisers, Inc. served as investment adviser to each of the Series.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser, Virtus or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each Series will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Series.

For managing, or directing the management of, the investments of each Series, the Adviser is entitled to a fee, payable monthly, at the following annual rates based on each Series’ average daily net assets:

Series	Management Fees
	First $250 million	Next $250 million	Over $500 million
KAR Capital Growth Series	0.70%	0.65%	0.60%
KAR Equity Income Series	0.70%	0.65%	0.60%
Newfleet Multi-Sector Intermediate Bond Series	0.50%	0.45%	0.40%
SGA International Growth Series	0.75%	0.70%	0.65%
Strategic Allocation Series	0.55%	0.50%	0.45%
	First $1 billion	Next $1 billion	Over $2 billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%
	First $1 billion	$1+ billion
KAR Small-Cap Growth Series	0.85%	0.80%
	First $400 million	$400 million to $1 billion	Over $1 billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%

The Adviser may waive any portion of its investment advisory fees or reimburse Series expenses from time to time. The Adviser has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through April 30, 2024 of the Series listed below so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table (expressed as a percentage of daily net assets):

Series	Class A	Class I
Virtus Duff & Phelps Real Estate Securities Series	1.10%	0.85%
Virtus KAR Capital Growth Series	1.03%	N/A
Virtus KAR Equity Income Series	0.98%	N/A
Virtus KAR Small-Cap Growth Series	1.14%	0.89%
Virtus KAR Small-Cap Value Series	1.10%	N/A
Virtus Newfleet Multi-Sector Intermediate Bond Series	0.94%	0.69%
Virtus SGA International Growth Series	1.14%	0.89%
Virtus Strategic Allocation Series	0.98%	N/A

Following the contractual period, if any, the Adviser may discontinue these expense caps and/or fee waivers at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements, for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The Adviser also may, at its discretion, from time to time pay for other Series expenses from its own assets, or reduce the management fee of a Series in excess of that required. Any fee reimbursed and/or any Series expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Series to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Series’ current operating expense for such fiscal year does not exceed the applicable limitation on Series expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Series of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Series so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Series and (2) the terms and any renewal of the agreement with respect to such Series have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Series by the Board or by the relevant Adviser and may be terminated as to a Series by a vote of the majority of the outstanding shares of such Series. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Jennifer Fromm, and Richard W. Smirl each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Wendy Hills, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Wendy Hills.

Advisory Fees

The following table shows the dollar amount of fees received by the Adviser for services to the Series, the amount of expenses reimbursed by the Adviser, and the actual fee received by the Adviser, during the fiscal years ended December 31, 2020, 2021 and 2022 under the investment advisory agreement in effect.

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Series	2020	2021	2022	2020	2021	2022	2020	2021	2022
Duff & Phelps Real Estate Securities Series	522,582	711,705	740,904	(42,682)	(67,110)	(78,460)	479,900	644,595	662,444
KAR Capital Growth Series	1,811,885	2,185,389	1,534,680	(190,541)	(160,441)	(153,821)	1,621,344	2,024,948	1,380,859
KAR Equity Income Series	630,360	715,546	659,769	(148,887)	(138,457)	(144,166)	481,473	577,089	515,603
KAR Small-Cap Growth Series	944,083	1,149,148	805,784	(130,504)	(132,891)	(127,980)	813,579	1,016,257	677,804
KAR Small-Cap Value Series	667,046	841,454	649,318	(173,890)	(199,055)	(170,603)	493,156	642,399	478,715
Newfleet Multi-Sector Intermediate Bond Series	565,108	576,707	503,509	9,486	807	(10,355)	574,594	577,514	493,154
SGA International Growth Series	1,084,105	1,244,316	991,461	(42,459)	(34,444)	(51,710)	1,041,646	1,209,872	939,751
Strategic Allocation Series	506,163	578,250	409,561	(18,043)	5,500	(29,182)	488,120	583,750	380,379

Subadvisers and Subadvisory Agreements

The Adviser has entered into subadvisory agreements with respect to each Series. Each subadvisory agreement provides that the Adviser will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Series for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Series.

Duff & Phelps — Duff & Phelps Real Estate Securities Series

Duff & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of December 31, 2022 Duff & Phelps managed approximately $12.0 billion, of which $340,000 was model/emulation assets under contract. Model/emulation assets refer to assets that Duff & Phelps is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by Duff & Phelps Real Estate Securities Series.

KAR — KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series and the Strategic Allocation Series (equity portion)

KAR is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. KAR also serves as subadviser for other mutual funds and as investment adviser to institutions and individuals. As of December 31, 2022, KAR managed approximately $47.5 billion, of which $33.5 billion was regulatory assets under management and $14.0 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, VIA pays KAR a fee at the rate of 50% of the net advisory fee paid by each Series for which KAR acts as subadviser. With respect to the Strategic Allocation Series, this rate is paid on the equity portfolio only.

SGA — SGA International Growth Series

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. As of December 31, 2022, SGA manages approximately $20.7 billion, of which $18.4 billion was regulatory assets under management and $2.3 billion is model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.

For its services as subadviser, the Adviser pays SGA a fee at the rate of 50% of the net advisory fee paid by SGA International Growth Series.

VFIA

VFIA, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet, in subadvising Virtus Newfleet Multi-Sector Intermediate Bond Series and the fixed income portion of Virtus Strategic Allocation Series described herein. As of December 31, 2022, the three advisers that make up VFIA managed approximately $21.3 billion in aggregate assets under management.

Newfleet — Newfleet Multi-Sector Intermediate Bond Series and Strategic Allocation Series (fixed income portion)

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2022, the Newfleet division of VFIA managed approximately $7.87 billion in assets under management. Newfleet, which merged with and into VFIA on July 1, 2022, and the portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

For its services as a subadviser, the Adviser pays Newfleet a fee at the annual rate of 50% of the net advisory fee paid by Virtus Newfleet Multi-Sector Intermediate Bond Series and Strategic Allocation Series (fixed income portion).

Subadvisory Fees

The following table shows the dollar amount of fees payable to each subadviser for managing the respective Series, the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended December 31, 2020, 2021 and 2022.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Series	2020	2021	2022	2020	2021	2022	2020	2021	2022
Duff & Phelps Real Estate Securities Series	261,291	355,853	370,677	(21,340)	(33,554)	(39,230)	239,951	322,299	331,447
KAR Capital Growth Series	905,967	1,092,694	767,499	(95,270)	(80,220)	(76,910)	810,697	1,012,474	690,589
KAR Equity Income Series(*)	315,180	357,773	329,885	(74,443)	(69,228)	(72,083)	240,737	288,545	257,802
KAR Small-Cap Growth Series	472,041	574,574	402,892	(65,251)	(66,445)	(63,990)	406,790	508,129	338,902
KAR Small-Cap Value Series	333,523	420,727	324,659	(86,945)	(99,528)	(85,302)	246,578	321,199	239,357
Newfleet Multi-Sector Intermediate Bond Series	282,554	288,354	251,755	(5,862)	(223)	(5,178)	276,692	288,131	246,577
SGA International Growth Series	542,053	622,158	495,731	(21,229)	(17,222)	(25,855)	520,824	604,936	469,876
Strategic Allocation Series (fixed income portion)	80,367	69,769	52,691	(2,811)	(1,136)	(3,856)	77,556	68,633	48,835
Strategic Allocation Series (equity portion)	172,715	219,356	152,089	(6,211)	(3,644)	(10,735)	166,504	215,712	141,354

(*) Effective September 1, 2020, KAR became subadviser for KAR Equity Income Series (fka Rampart Enhanced Core Equity Series) replacing Rampart Investment Management Company, LLC (“Rampart”). All subadvisory fees paid prior to September 1, 2020 were paid to Rampart.

Administrator

VFS is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of certain other funds in the Virtus Mutual Funds for which Virtus Fund Services acts as administrator.

The following table shows the dollar amount of fees paid to the administrator for its administrative services with respect to each Series, for the fiscal years ended December 31, 2020, 2021 and 2022.

	Administration Fee ($)
Series	2020	2021	2022
Duff & Phelps Real Estate Securities Series	66,478	86,852	91,964
KAR Capital Growth Series	248,311	290,284	204,322
KAR Equity Income Series	85,910	93,616	87,751
KAR Small-Cap Growth Series	105,942	123,833	88,222
KAR Small-Cap Value Series	70,701	85,631	67,151
Newfleet Multi-Sector Intermediate Bond Series	107,849	105,638	93,747
SGA International Growth Series	137,899	151,948	123,044
Strategic Allocation Series	87,796	96,289	69,274

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the Series’ aggregate average net assets across all funds within the Virtus Mutual Funds.

In addition to the asset-based fee, BNY Mellon is entitled to certain non-material fees, as well as out of pocket expenses.

The following table shows the dollar amount of fees paid to, the amount of fees waived by and the net amount of fees received by the Sub-administrative and Accounting Agent for the fiscal years ended December 31, 2020, 2021 and 2022, for its services with respect to each Series.

	Total Sub-administrative Fee ($)			Fees Waived by Sub-administrator ($)			Sub-administrative Fees ($)
Series	2020	2021	2022	2020	2021	2022	2020	2021	2022
Duff & Phelps Real Estate Securities Series	17,941	17,604	18,049	(4,120)	(3,458)	(3,613)	13,821	14,146	14,436
KAR Capital Growth Series	45,251	41,704	31,495	(14,524)	(12,595)	(8,695)	30,727	29,109	22,800
KAR Equity Income Series	20,989	18,832	17,757	(5,364)	(4,218)	(3,539)	15,625	14,614	14,218
KAR Small-Cap Growth Series	23,871	22,298	17,973	(6,355)	(5,460)	(3,741)	17,516	16,838	14,232
KAR Small-Cap Value Series	18,609	17,783	15,487	(4,371)	(3,773)	(2,797)	14,238	14,010	12,690
Newfleet Multi-Sector Intermediate Bond Series	24,261	20,388	18,468	(6,635)	(4,865)	(3,825)	17,626	15,523	14,643
SGA International Growth Series	28,964	25,694	21,926	(8,526)	(6,773)	(5,066)	20,438	18,921	16,860
Strategic Allocation Series	21,090	19,075	15,783	(5,266)	(4,269)	(2,961)	15,824	14,806	12,822

Distributor

VP Distributors, a broker-dealer registered with FINRA, an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Series’ shares. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. George R. Aylward, Jennifer Fromm, Heidi C. Griswold and Richard W. Smirl, each serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Series and resell, as principal, shares needed to fill unconditional orders for Series shares. For its services under the underwriting agreement, VP Distributors may receive payments from the Trust pursuant to the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) described below.

The Trust’s Underwriting Agreement was approved by the Board at a Board meeting held on July 27, 2010, and was effective on November 5, 2010. The Underwriting Agreement will remain in effect from year to year provided the Underwriting Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

Custodian

The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, NY 10286, serves as the Custodian of the Series’ assets. The Custodian designated by the Board holds the securities in the Series’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Series. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Series held outside the United States. The securities and other assets of each Series are held by its Custodian or any sub-custodian separate from the securities and assets of each other Series.

Securities Lending Agent

BNYM served as securities lending agent for each Series participating in the securities lending program for the fiscal year ended December 31, 2022. In that role, BNYM administered each Series’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and BNYM.

As securities lending agent, BNYM is responsible for the administration and management of each Series’ securities lending program, including:

▪ negotiation, preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

▪ credit review and monitoring of approved borrowers,

▪ loan negotiation,

▪ ensuring that securities loans are properly coordinated and documented with the Series’ custodian, sub custodians/depositories,

▪ daily marking to market of loans,

▪ monitoring and maintaining cash collateral levels,

▪ arranging for the investment of cash collateral received from borrowers in accordance with each Series’ investment guidelines,

▪ initiating and monitoring loan terminations/recalls,

▪ ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the relevant Series, and

▪ maintaining records relating to the Series’ securities lending activity and providing monthly/quarterly statements.

BNYM receives as compensation for its services a portion of the amount earned by each participating Series for lending securities.

For each Series participating in the securities lending program, the table below sets forth, for the most recently completed fiscal year, the Series’ gross income received from securities lending activities, the fees and/or other compensation paid by the Series for securities lending activities, and the net income earned by the Series for securities lending activities. The table below also discloses any other fees or payments incurred by each Series resulting from lending securities.

		Fees and/or compensation for securities lending activities and related services:
Series	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split (specify)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
KAR Capital Growth Series	117	52	102	—	—	(330)	—	154	293
KAR Equity Income Series	10,257	590	562	—	—	5,760	—	1,152	3,345
KAR Small-Cap Growth Series	6,973	165	820	—	—	5,053	—	985	935
Newfleet Multi-Sector Intermediate Bond Series	4,898	1,203	1,179	—	—	(4,309)	—	2,382	6,825
SGA International Growth Series	14,018	833	3,342	—	—	5,124	—	4,175	4,719
Strategic Allocation Series	730	181	149	—	—	(630)	—	330	1,030

Transfer Agent

Under a Transfer Agent Agreement, BNY Mellon acts as transfer agent to the Trust, and as such, performs certain administrative functions related to recording the purchase and redemption of Trust shares and serving as dividend paying agent. For these services, BNY Mellon receives a flat rate from the Series, plus per account fees and certain out-of-pocket charges.

Legal Counsel to the Trust

Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA, 94104, acts as legal counsel to the Trust and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan for the Class A shares of the Series, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. The Distribution Plan provides that the Trust, on behalf of each Series, may pay the Distributor annually up to 0.25% of the average daily net assets of the Class A Shares of a Series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Series. Under the terms of the Distribution Plan and the related Underwriting Agreement, each Series is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the shares of the Series for such entities’ fees or expenses incurred or paid in that regard. The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to shares of the Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) transmitting of prospectuses, statements of additional information, any supplements thereto, proxy statements and shareholder reports for prospective Contract owners with respect to the shares of the Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Series investment objectives and policies and other information about the Series, including the performance of the Series; (e) training sales personnel regarding the shares of the Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Series.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Series at any time, without penalty, by vote of a majority of the outstanding shares of that Series, or by vote of a majority of the Independent Trustees.

The Distribution Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of shares of any Series without the approval of shareholders of Class A Shares of that Series.

The Plan requires that at least quarterly the Board review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of other Independent Trustees.

Rule 12b-1 Fees Paid

The following table shows Rule 12b-1 Fees paid by the Series to VP Distributors for the fiscal years ended December 31, 2020, 2021 and 2022. The Rule 12b-1 Fees were primarily used to compensate insurance companies for services that they provided.

		12b-1 Fees Paid ($)
Series	2020	2021	2022
Duff & Phelps Real Estate Securities Series	165,790	223,374	223,210
KAR Capital Growth Series	650,806	792,457	549,129
KAR Equity Income Series	225,128	255,552	235,632
KAR Small-Cap Growth Series	258,034	311,357	218,424
KAR Small-Cap Value Series	185,290	233,737	180,366
Newfleet Multi-Sector Intermediate Bond Series	280,926	284,998	246,988
SGA International Growth Series	361,112	414,444	330,209
Strategic Allocation Series	230,074	262,841	186,164

For the fiscal years ended December 31, 2020, 2021 and 2022, the Series paid fees under the Distribution Plan (known as “12b-1 fees”) in the amount of $2,357,160, $2,778,760 and $2,170,123, respectively. The Rule 12b-1 payments were used for (1) compensation to dealers, $3,366,504; (2) compensation to sales personnel, $1,994,291; (3) advertising costs, $217,721; (4) printing and mailing of prospectuses to other than current shareholders, $5,743; and (5) other, $282,454.

No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Distribution Plan or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Distribution Plan.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in each Series’ prospectus, the portfolio manager(s) who are responsible for the Series are:

Series	Portfolio Manager(s)
Duff & Phelps Real Estate Securities Series	Geoffrey P. Dybas Frank J. Haggerty, Jr.
KAR Capital Growth Series	Chris Armbruster Doug Foreman
KAR Equity Income Series	Richard Sherry
KAR Small-Cap Growth Series	Todd Beiley Jon Christensen
KAR Small-Cap Value Series	Julie Kutasov Craig Stone
Newfleet Multi-Sector Intermediate Bond Series	David L. Albrycht

SGA International Growth Series	Tucker Brown Alexandra Lee Kishore Rao

Strategic Allocation Series (equity portion only)	Chris Armbruster Doug Foreman Hyung Kim Craig Thrasher
Strategic Allocation Series (fixed income portion only)	David L. Albrycht Stephen H. Hooker

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Series’ investments and the investments of any other accounts they manage. The Board has adopted on behalf of the Series policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Series’ most recent fiscal year.

The following tables provide information as of December 31, 2022, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the Series as named in the prospectus. In the tables, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

The portfolio managers managing the Series may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	17	$7.51 billion	2	$92.6 million	2	$166.1 million
Chris Armbruster(*)	7	$2.8 billion	0	N/A	851	$639 million
Todd Beiley(*)	6	$5.4 billion	5	$276 million	1,762	$8.9 billion
Tucker Brown	2	$163.6 million	2	$95.6 million	2	$16.2 million
Jon Christensen(*)	9	$9.3 billion	6	$761 million	3,041	$22.1 billion
Geoffrey P. Dybas	3	$763.6 million	4	$1.81 billion	11	$501.9 million
Doug Foreman(*)	6	$2.6 billion	0	N/A	851	$639 million
Frank J. Haggerty, Jr.	3	$763.6 million	4	$1.81 billion	11	$501.9 million
Stephen H. Hooker	3	$437.1 million	0	N/A	1	$31.9 million
Hyung Kim(*)	6	$1.6 billion	0	N/A	6	$513 million
Julie Kutasov(*)	5	$2.1 billion	3	$489 million	707	$16.3 billion
Alexandra Lee	2	$163.6 million	2	$95.6 million	2	$16.2 million
Kishore Rao	13	$9.96 billion	1	$7.53 billion	59	$3.19 billion
Richard Sherry(*)	3	$287 million	0	N/A	787	$766 million
Craig Stone(*)	6	$3.4 billion	3	$489 million	1,357	$17.5 billion
Craig Thrasher(*)	7	$1.7 billion	3	$28.0 million	8	$596 million

(*) These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

Other Accounts Managed (With Performance-Based Fees)(*)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	1	$102.6 million	0	N/A	0	N/A
Todd Beiley	0	N/A	1	$243 million	0	N/A
Jon Christensen	0	N/A	1	$243 million	0	N/A
Geoffrey P. Dybas	0	N/A	0	N/A	1	$72.7 million
Frank J. Haggerty, Jr.	0	N/A	0	N/A	1	$72.7 million
Stephen H. Hooker	1	$102.6 million	0	N/A	0	N/A
Julie Kutasov	0	N/A	1	$389 million	0	N/A
Kishore Rao	0	N/A	0	N/A	1	$75.6 million
Craig Stone	0	N/A	1	$389 million	0	N/A

(*) Table reflects all those portfolio managers who manage accounts with performance-based fees.

Description of any Potential Material Conflicts of Interest

Duff & Phelps, KAR, Newfleet and SGA

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Series’ investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Subadviser may have in place that could benefit the Series and/or such other accounts. In certain cases, other accounts managed by the same portfolio manager may compensate the Subadviser based on the performance of the portfolio held by that account. The existence of such performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. The Board has adopted on behalf of the Series policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Series’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Series and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

Portfolio Manager Compensation

Compensation Structure for Duff & Phelps, KAR and Newfleet

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, KAR and Newfleet (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Series managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Series/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Series’ mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

SGA

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Portfolio Manager Series Ownership

The following table states, as of December 31, 2022, (i) the dollar range of equity securities beneficially owned by each Portfolio Manager in each Series that he or she managed, and (ii) to the extent such information is applicable and has been made available to the Series, the dollar range of financial exposure, including through compensation plans, to any other investment vehicles he or she managed that have substantially similar investment objectives, policies and strategies to such Series. The other investment vehicles may include separately managed accounts or private placement vehicles, and the financial exposure to such other investment vehicles may or may not include ownership from a legal perspective. Typically, exposure through a deferred compensation plan does not include legal ownership, but the plan participant’s account value rises and falls with the value of the investments selected within the plan.

Portfolio Manager	Series	Dollar Range of Equity Securities Beneficially Owned in Series Managed	Dollar Value of Financial Exposure Through Similar Strategies
David L. Albrycht	Newfleet Multi-Sector Intermediate Bond Series	None	Over $1,000,000
	Strategic Allocation Series	None	Over $1,000,000
Chris Armbruster	KAR Capital Growth Series	None	None
	Strategic Allocation Series	None	None
Todd Beiley	KAR Small-Cap Growth Series	None	$500,001-$1,000,000
Tucker Brown	SGA International Growth Series	None	$100,001-$500,000
Jon Christensen	KAR Small-Cap Growth Series	None	$50,001-$100,000
Geoffrey P. Dybas	Duff & Phelps Real Estate Securities Series	None	$100,001-$500,000
Doug Foreman	KAR Capital Growth Series	None	$500,001-$1,000,000
	Strategic Allocation Series	None	None
Frank J. Haggerty, Jr.	Duff & Phelps Real Estate Securities Series	None	None
Stephen H. Hooker	Strategic Allocation Series	None	None
Hyung Kim	Strategic Allocation Series	None	$10,001-$50,000
Julie Kutasov	KAR Small-Cap Value Series	None	$100,001-$500,000
Alexandra Lee	SGA International Growth Series	None	Over $1,000,000
Kishore Rao	SGA International Growth Series	None	None
Richard Sherry	KAR Equity Income Series	None	$100,001-$500,000
Craig Stone	KAR Small-Cap Value Series	None	Over $1,000,000
Craig Thrasher	Strategic Allocation Series	None	$100,001-$500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting transactions for the Series, the adviser or applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Series.

The Subadviser may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Series and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Series.

If the securities in which a particular Series invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Series.

The Trust has Board-approved policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Series direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Series shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Series’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Trust’s policy. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board will review the bunching policy from time to time as they deem appropriate.

The following table shows aggregate amount of brokerage commissions paid by each Series for the fiscal years ended December 31, 2020, 2021 and 2022.

	Aggregate Amount of Brokerage Commissions ($)
Series	2020	2021	2022
Duff & Phelps Real Estate Securities Series	20,234	10,808	15,055
KAR Capital Growth Series	12,964	18,063	27,038
KAR Equity Income Series	33,761	43,377	16,023
KAR Small-Cap Growth Series	12,314	10,814	28,493
KAR Small-Cap Value Series	17,192	9,671	10,078
Newfleet Multi-Sector Intermediate Bond Series	893	651	426
SGA International Growth Series	119,160	87,247	74,255
Strategic Allocation Series	31,954	33,413	18,001

In the fiscal years ended December 31, 2020, 2021 and 2022, no brokerage commissions were paid by the Series to any affiliate of the Series, the Adviser or the Distributor, or to any affiliate of any affiliate of the Series, the Adviser or the Distributor. Brokerage commissions of $143,494 paid during the fiscal period ended December 31, 2022 were paid on portfolio transactions aggregating $230,035,491 executed by brokers who provided research and other statistical information.

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series are concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.

Securities of Regular Broker-Dealers

The Series are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Series as of the close of their most recent fiscal year. During the fiscal year ended December 31, 2022, the Series acquired securities of certain of the Series’ regular broker dealers or the parents of such firms. The aggregate holdings of the Series of those brokers or dealers as of December 31, 2022 (amounts in thousands) were as follows:

Series	Broker/Dealer	Value ($ in thousands)
KAR Capital Growth Series	BofA Securities, Inc.	4,848

Newfleet Multi-Sector Intermediate Bond Series	Barclays Capital, Inc.	241
	BofA Securities, Inc.	471
	Citigroup Global Markets Inc.	446
	Credit Suisse Securities (USA) LLC	450
	Goldman Sachs & Co. LLC	355
	J.P. Morgan Securities LLC	981
	Jefferies LLC	236
	Morgan Stanley & Co. LLC	542
	Wells Fargo Securities LLC	564
Strategic Allocation Series	BofA Securities, Inc.	1,202
	Citigroup Global Markets Inc.	208
	Credit Suisse Securities (USA) LLC	182
	Goldman Sachs & Co. LLC	190
	J.P. Morgan Securities LLC	198
	Morgan Stanley & Co. LLC	317
	Wells Fargo Securities LLC	130

A Series need only disclose information about an issuer that derived more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser during its most recent fiscal year.

During the fiscal year ended December 31, 2022, certain Series directed brokerage transactions to brokers for proprietary and third party research services. The amount of such transactions and related commissions were as follows:

Series	Research Commission Transactions ($)	Research Commissions ($)
Duff & Phelps Real Estate Securities Series	48,219,472	15,055
KAR Capital Growth Series	65,909,096	21,494
KAR Equity Income Series	18,951,991	9,702
KAR Small-Cap Growth Series	7,502,000	10,347
KAR Small-Cap Value Series	2,646,771	3,617
SGA International Growth Series	70,132,730	71,991
Strategic Allocation Series	16,673,430	11,288

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

The Series do not offer their shares to the general public but instead offer shares only to the separate accounts of participating insurance companies. The Trust has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of shares of the separate accounts, see the variable contract prospectus.

Redemption of Shares

The Trust will redeem any shares presented by the shareholder accounts for redemption. The accounts’ policies on when and whether to buy or redeem Trust shares are described in the contract prospectuses.

At the discretion of the Trustees, the Trust may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of NAV after the suspension has been terminated or they will receive payment of the NAV so determined.

The shareholder accounts may receive more or less than was paid for the shares, depending on the NAV of the shares at the time they are repurchased or redeemed.

Pricing of Shares

The NAV per share of each class of each Series generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. A Series will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Series do not price securities on weekends or United States national holidays, the NAV of a Series’ foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Series. The NAV per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee (if any) and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for a Series’ foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Series has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined by the Adviser pursuant to policies and procedures approved by the Board.

Security valuation procedures for each Series, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Adviser. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable.

Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

▪ Level 1 – quoted prices in active markets for identical securities

▪ Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪ Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Series will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain United States federal income tax considerations generally affecting each Series and its shareholders, the insurance company separate accounts funding the variable life insurance contracts and variable annuity contracts. Reference should be made to the prospectus for the applicable contracts for more information regarding the U.S. federal income tax consequences to an owner of a contract. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. The U.S. federal income tax discussion set forth below is for general information only. Prospective shareholders should consult their tax advisers regarding the federal, state, local, and foreign tax aspects of purchasing, holding, and disposing of shares in a Series.

The discussion below is generally based on the assumption that , for U.S. federal income tax purposes, the Series shares will be respected as owned by the insurance company separate accounts that invest in a Series. If this is not the case, the person or persons determined to own the Series shares will be currently taxed on Series distributions, and on the proceeds of any redemption of Series shares, under applicable U.S. federal income tax rules that may not be described herein. Because the shareholders of the Series will be insurance company separate accounts, no attempt is made herein to describe the U.S. federal tax considerations for other types of shareholders. Further, this discussion is not intended as a discussion of the U.S. federal income tax consequences of purchasing and owning variable life insurance contracts and variable annuity contracts. For information concerning the U.S. federal income tax consequences to a holder of such a contract, please refer to the prospectus for the relevant contract.

Qualification as a RIC

Each Series is treated as a separate taxpayer for U.S. federal income tax purposes. The Trust intends for each Series to elect to be treated as a RIC under Subchapter M of Chapter 1 of the Code and to qualify as a RIC each year. If a Series: (1) continues to qualify as a RIC, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Series to do, then under the provisions of Subchapter M of the Code the Series should have little or no liability for federal income taxes. In particular, a Series will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Series generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Series must meet several requirements to maintain its status as a RIC. These requirements include the following:

(1) at least 90% of its gross income for each taxable year must be derived from:

a. dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and

b. net income derived from an interest in a “qualified publicly traded partnership;” and

(2) at the close of each quarter of the Series’ taxable year:

b. at least 50% of the value of the Series’ total assets must consist of cash, cash items, securities of other RICs, U.S. Government securities and other securities generally limited in respect to any one issuer to 5% of the value of the Series’ assets and to not more than 10% of the outstanding voting securities of any issuer, and

c. the Series must not invest more than 25% of its total assets in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that are controlled by the Series and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent the Series from being disqualified as a RIC and/or reduce the amount of tax on the Series’ income as a result of the failure to meet certain tests.

Distributions to Avoid Federal Excise Tax

A RIC generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year (or a later date, if the Series so elects), and (3) any ordinary income or net capital gain income not distributed for the previous calendar year (the “excise tax avoidance requirements”). To the extent that a RIC fails to do this, it is subject to a 4% non-deductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or other regulated investment companies, or parties that contributed in aggregate $250,000 or less in seed money to the Series. The Trust intends that each Series will either qualify for this exception or to make sufficient distributions each year to satisfy the excise tax avoidance requirements.

Section 817(h) Diversification Requirements

Each Series also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a RIC registered under the 1940 Act as an open-end management investment company (such as a Series), provided that such RIC satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and the 1940 Act, and may affect the securities in which a Series may invest. In order to comply with future requirements of Section 817(h) of the Code (or related provisions of the Code), a Series may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying RIC) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

▪ no more than 55% of a Series’ total assets may be represented by any one investment

▪ no more than 70% by any two investments

▪ no more than 80% by any three investments

▪ no more than 90% by any four investments

A safe harbor under Section 817(h) of the Code provides that a separate account (or underlying RIC) will be treated as being adequately diversified if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h) of the Code, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer.

Compliance with Applicable Requirements

If for any taxable year a Series fails to qualify as a RIC or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate tax rates, currently 21%, without any deduction for distributions to its shareholders. In addition, if for any taxable year a Series fails to qualify as a RIC, or fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

Accordingly, compliance with the above requirements is carefully monitored by the Series’ investment adviser, subadviser(s) and administrator, and each Series intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Series than would otherwise be the case, because, to comply with the above requirements, the investments selected (and the time at which such investments are entered into and closed out) may be different from what the Series’ investment adviser and subadviser(s) might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Series investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on this income or gains. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Series’ assets to be invested within various countries is not now known. The Trust intends that each Series operate so as to qualify for applicable treaty-reduced rates of tax where available.

If a Series acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Series could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Series is timely distributed to its shareholders. The Series would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Series to recognize taxable income or gain without the concurrent receipt of cash. Any Series that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Under limited circumstances, a Series may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the Series’ investment company taxable income and not taxable to the Series to the extent distributed by the Series as a dividend to its shareholders. Any amount required to be included in the Series’ income, but not distributed by the controlled foreign corporation, is not treated as a dividend, but may be treated as other qualifying income to the extent it is derived with respect to the Series’ business of investing in stock, securities, or currencies and also not taxable to the Series to the extent distributed by the Series as a dividend to its shareholders.

Foreign exchange gains and losses realized by a Series in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. In addition, the Treasury and IRS have authority to issue regulations excluding foreign currency gains (possibly including gains from speculative currency positions or currency derivatives not used for hedging purposes) that are not directly related to a Series’ business of investing in stock or securities (or options and futures with respect to stock or securities) from qualifying income for RIC qualification purposes.

Investments with Original Issue Discount

Any Series that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Series elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. Because each Series must meet the 90% distribution requirement to qualify as a RIC, a Series may have to dispose of its portfolio investments under disadvantageous circumstances or may have to leverage itself in order to have sufficient cash to satisfy the distribution requirements.

Investments in Securities at Risk of Default

Investments in debt obligations that are at risk of or in default present special tax issues for the Series. Tax rules are not entirely clear about issues such as whether or to what extent the Series should recognize market discount on a debt obligation, when the Series may cease to accrue interest, original issue or market discount, when and to what extent the Series may take deductions for bad debts or worthless securities and how the Series should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Series when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures, and Swaps

A Series’ transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses of the Series. These rules (1) could affect the character, amount and timing of distributions to shareholders of a

Series, (2) could require the Series to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Series as a RIC, the Trust seeks to monitor transactions of each Series, seeks to make the appropriate tax elections on behalf of each Series and seeks to make the appropriate entries in each Series’ books and records when the Series acquires any option, futures contract or hedged investment.

The IRS has not provided guidance on the tax consequences of certain interest rate swaps, caps and floors, and other investments or activities. A Series may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investments in Securities of Uncertain Tax Character

A Series may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Series, it could affect the timing or character of income recognized by the Series, requiring the Series to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Tax Shelter Reporting Requirements

Under Treasury Regulations, if a corporate domestic shareholder recognizes a loss with respect to a Series in excess of $10 million or more in any single taxable year (or a greater loss over a combination of years), such shareholder must file with the IRS a disclosure statement on Form 8886. Although direct investors of certain “portfolio securities” may be excepted from such a reporting requirement, under current Treasury and IRS guidance equity owners of a RIC, such as the Series, are not excepted. The legal determination of whether a taxpayer’s treatment of a loss is proper is independent of whether such a loss is reportable under these regulations. Significant penalties may apply if the reporting requirements are not complied with. Shareholders should consult their own tax professionals regarding any tax shelter reporting obligations.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Series generally are not subject to federal income tax on Series earnings or distributions or on gains realized upon the sale or redemption of Series shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The Treasury and the IRS have issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has provided favorable guidance regarding a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each Series generally has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS guidance.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their Insurance Companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the Treasury or the IRS concerning this issue, such guidance could affect the treatment of a Series as described above, including retroactively. In addition, there can be no assurance that each Series will be able to continue to operate as currently described, or that a Series will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of a Series.

PERFORMANCE INFORMATION

Performance information for the Series (and either class of the Series) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

Advertisements, sales literature and other communications may contain information about the Series’ and their subadvisers’ current investment strategies and management styles. Current strategies and styles may change to allow the Series to respond quickly to changing market and economic conditions. From time to time the Series may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Series may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Series’ investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on December 31. The Trust prepares financial statements at least semiannually, and the participating insurance companies have agreed to send copies of such financial statements to every contract owner or policy owner having an interest in the accounts. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to such contract owners and policy owners each year and is available without charge upon request.

The Series’ financial statements for the Trust’s fiscal year ended December 31, 2022, appearing in the Series’ 2022 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.

aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

S&P’s Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

A-1

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch

AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB — Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B — Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC — Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC — Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

DDD, DD and D — Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

A-2

 APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons

Phoenix Life Insurance Co. (“Phoenix”) and PHL Variable Insurance Company (“PHL Variable”) provide variable insurance and annuity products, and are control persons of certain Series of the Trust.

Phoenix (a New York insurance company) and PHL Variable (a Connecticut insurance company) are direct, wholly owned subsidiaries of The Nassau Companies of New York. The addresses of these control persons are listed in the table below.

A shareholder owning of record or beneficially more than 25% of a Series’ outstanding shares may be considered a control person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

Principal Shareholders

The following table sets forth information for each class of shares of the Series as of April 10, 2023, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Series’ outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Series (Control Person), as noted below.

*These entities are omnibus accounts for many individual shareholder accounts. The Series are not aware of the size or identity of the underlying individual accounts.

NAME AND ADDRESS	NAME OF SERIES/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
JEFFERSON NATIONAL LIFE INS CO C/O CARLA HIGGS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES ‐CLASS A	6.69%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS A	10.62%
NATIONWIDE LIFE & ANNUITY INS CO NWxx C/O IPO PORTFOLIO ACCOUNTING ATTN MADELEINE MARCANO PO BOX 182029 COLUMBUS OH 43218‐2029	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES‐CLASS A	25.74%
	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES‐CLASS I	75.51%
PHL VARIABLE INSURANCE CO PHLVIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061‐4134	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES‐CLASS A	8.01%
	VIRTUS KAR CAPITAL GROWTH SERIES‐CLASS A	34.00%
	VIRTUS KAR EQUITY INCOME SERIES‐CLASS A	14.53%
	VIRTUS KAR SMALL‐CAP GROWTH SERIES‐CLASS A	38.11%
	VIRTUS KAR SMALL‐CAP VALUE SERIES‐CLASS A	33.77%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS A	54.47%
	VIRTUS SGA INTERNATIONAL GROWTH SERIES‐CLASS A	40.03%
	VIRTUS STRATEGIC ALLOCATION SERIES‐CLASS A	65.65%
PHOENIX LIFE INSURANCE CO PLIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061‐4134	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES‐CLASS A	28.47%
	VIRTUS KAR CAPITAL GROWTH SERIES‐CLASS A	85.37%
	VIRTUS KAR EQUITY INCOME SERIES‐CLASS A	61.20%
	VIRTUS KAR SMALL‐CAP GROWTH SERIES‐CLASS A	64.58%
	VIRTUS KAR SMALL‐CAP VALUE SERIES‐CLASS A	45.12%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS A	32.20%
	VIRTUS SGA INTERNATIONAL GROWTH SERIES‐CLASS A	32.62%
	VIRTUS STRATEGIC ALLOCATION SERIES‐CLASS A	83.55%

B-1

NAME AND ADDRESS	NAME OF SERIES/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
SYMETRA LIFE INSURANCE CO U/A DTD 07/15/2005 ATTN ELIZABETH DAVIS 777 108TH AVE NE STE 1200 BELLEVUE WA 98004‐5135	VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES‐CLASS I	21.04%
	VIRTUS KAR SMALL‐CAP GROWTH SERIES‐CLASS I	92.87%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS I	26.31%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802‐3506	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS A	15.99%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS I	68.09%
VIRTUS PARTNERS INC ATTN DAVID G HANLEY ONE FINANCIAL PLAZA HARTFORD CT 06103‐4500	VIRTUS KAR SMALL‐CAP GROWTH SERIES‐CLASS I	6.49%
	VIRTUS NEWFLEET MULTI‐SECTOR INTERMEDIATE BOND SERIES‐CLASS I	5.61%
	VIRTUS SGA INTERNATIONAL GROWTH SERIES‐CLASS I	100.00%

B-2

VIRTUS VARIABLE INSURANCE TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust

1. Agreement and Declaration of Trust of Virtus Variable Insurance Trust (“Registrant” or “VVIT”) (establishing the Delaware statutory trust into which the Registrant reorganized effective February 14, 2011), dated January 3, 2011, filed via EDGAR (as Exhibit a.26) with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011, and incorporated herein by reference.

2. First Amendment to the Agreement and Declaration of Trust of the Registrant, dated November 17, 2016, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

3. Second Amendment to the Agreement and Declaration of Trust of Registrant, dated June 2, 2017, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

(b)	Bylaws

1. Bylaws of Virtus Variable Insurance Trust, adopted January 3, 2011, filed via EDGAR (as Exhibit b) with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011, and incorporated herein by reference.

2. *Amendment No. 1 to Bylaws of Virtus Variable Insurance Trust, adopted November 16, 2022, filed via EDGAR (as Exhibit b.2) herewith.

(c)	See Articles III and V of the Agreement and Declaration of Trust; and Article II of the Bylaws.

(d)	Investment Advisory Contracts.

1.	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated November 5, 2010, on behalf of Virtus KAR Capital Growth Series (f/k/a Virtus Capital Growth Series), Virtus SGA International Growth Series (f/k/a Virtus Duff & Phelps International Series), Virtus Newfleet Multi-Sector Intermediate Bond Series (f/k/a Virtus Multi-Sector Fixed Income Series), Virtus Duff & Phelps Real Estate Securities Series (f/k/a Virtus Real Estate Securities Series), Virtus KAR Small-Cap Growth Series (f/k/a Virtus Small-Cap Growth Series), Virtus KAR Small-Cap Value Series (f/k/a Virtus Small-Cap Value Series) and Virtus Strategic Allocation Series, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 61 to the Registration Statement (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

a)	First Amendment to Investment Advisory Agreement between Registrant and VIA, effective as of February 14, 2011, on behalf of Virtus Premium AlphaSector Series (later known as Virtus Equity Trend Series; since liquidated), filed via EDGAR (as Exhibit d.1.a) with Post-Effective Amendment No. 66 to the Registration Statement (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

b)	Second Amendment to Investment Advisory Agreement between Registrant and VIA, effective as of January 1, 2014, filed via EDGAR (as Exhibit d.1.b) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

c)	Third Amendment to Investment Advisory Agreement between Registrant and VIA, effective as of May 14, 2015, filed via EDGAR (as Exhibit d.1.c) with Post-Effective Amendment No. 76 (File No. 033-05033) on April 20, 2016, and incorporated herein by reference.

d)	Fourth Amendment to Investment Advisory Agreement between Registrant and VIA, effective as of September 7, 2016, filed via EDGAR (as Exhibit d.1.d) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

e)	Fifth Amendment to Investment Advisory Agreement between Registrant and VIA, effective as of September 1, 2020, filed via EDGAR (as Exhibit d.1.e) with Post-Effective Amendment No. 87 (File No. 033-05033) on August 31, 2020, and incorporated herein by reference.

2.	Subadvisory Agreement among Registrant, Newfleet Asset Management, LLC (“Newfleet”) and VIA, dated June 17, 2011, on behalf of Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series, filed via EDGAR (as Exhibit d.2.a) with Post-Effective Amendment No. 66 (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, Newfleet and VIA, effective as of January 1, 2014, filed via EDGAR (as Exhibit d.2.a) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

b)	*Transfer and Assumption Agreement dated July 1, 2022, by and between VVIT, VIA and Virtus Fixed Income Advisers, LLC (“VFIA”) with respect to the subadvisory agreement with Newfleet dated as of June 17, 2011 with respect to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series, as amended, filed via EDGAR (as Exhibit d.2.b) herewith.

3.	Subadvisory Agreement among Registrant, Duff & Phelps Investment Management Co. (“DPIM”) and VIA, dated November 5, 2010, on behalf of Virtus Duff & Phelps Real Estate Securities Series, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, DPIM and VIA, dated January 1, 2014, filed via EDGAR (as Exhibit d.5.a) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

4.	Subadvisory Agreement among Registrant, VIA and Sustainable Growth Advisers, LP (“SGA”) dated August 1, 2019, on behalf of Virtus SGA International Growth Series, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 84 (File No. 033-05033) on April 22, 2020, and incorporated herein by reference.

5.	Subadvisory Agreement among Registrant, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) and VIA, dated November 5, 2010, on behalf of Virtus KAR Small-Cap Growth Series and Virtus KAR Small-Cap Value Series, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, KAR and VIA, dated September 30, 2011, on behalf of Virtus KAR Capital Growth Series, filed via EDGAR (as Exhibit d.6.a) with Post-Effective Amendment No. 70 to the Registration Statement (File No. 033-05033) on April 30, 2013, and incorporated herein by reference.

b)	Second Amendment to Subadvisory Agreement among Registrant, KAR and VIA, dated January 1, 2015, on behalf of Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus KAR Capital Growth Series, filed via EDGAR (as Exhibit d.6.b) with Post-Effective Amendment No. 74 (File No. 033-05033) on April 29, 2015, and incorporated herein by reference.

6.	Subadvisory Agreement among Registrant, VIA and KAR dated November 2, 2016, on behalf of Virtus Strategic Allocation Series, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, KAR and VIA, dated June 4, 2019, on behalf of Virtus Strategic Allocation Series, filed via EDGAR (as Exhibit d.6.a.) with Post-Effective Amendment No. 84 (File No. 033-05033) on April 22, 2020, and incorporated herein by reference.

7.	Subadvisory Agreement among Registrant, VIA and KAR dated September 1, 2020, on behalf of Virtus KAR Equity Income Series, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 87 (File No. 033-05033) on August 31, 2020, and incorporated herein by reference.

(e)	Underwriting Contracts

1.	Underwriting Agreement between Registrant and VP Distributors, Inc. (now known as VP Distributors, LLC, “VP Distributors”), dated November 5, 2010, filed via EDGAR (as Exhibit e.1) with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

a)	Amendment to Underwriting Agreement between Registrant and VP Distributors, effective as of February 14, 2011, filed via EDGAR (as Exhibit e.1.a) with Post-Effective Amendment No. 66 (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

2.	Distribution and Administrative Services Agreement among VIA, VP Distributors, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc., effective as of November 5, 2010, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

a)	Amendment to Distribution and Administrative Services Agreement among VIA, VP Distributors, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and 1851 Securities, Inc., effective as of January 1, 2013, filed via EDGAR (as Exhibit e.2.a) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

3.	Marketing and Administrative Services Agreement between VP Distributors and Jefferson National Life Insurance Company, dated November 2011, filed via EDGAR (as Exhibit e.3) with Post-Effective Amendment No. 66 (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

a)	Amendment to Marketing and Administrative Services Agreement between VP Distributors and Jefferson National Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit e.3.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

4.	Marketing and Administrative Services Agreement between VP Distributors and Symetra Life Insurance Company, effective as of April 25, 2013, filed via EDGAR (as Exhibit e.4) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

a)	Amendment to Marketing and Administrative Services Agreement by and between VP Distributors, Symetra Life Insurance Company and Symetra Securities, Inc., effective as of July 1, 2013, filed via EDGAR (as Exhibit e.4.a) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

b)	Amendment to Marketing and Administrative Services Agreement by and between VP Distributors and Symetra Life Insurance Company, effective as of July 19, 2021, filed via EDGAR (as Exhibit e.4.b) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

5.	Marketing and Administrative Services Agreement between VP Distributors and The Guardian Insurance & Annuity Company, Inc., effective as of May 23, 2013, filed via EDGAR (as Exhibit e.5) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

a)	Amendment to Marketing and Administrative Services Agreement between VP Distributors and The Guardian Insurance & Annuity Company, Inc., effective as of October 1, 2021, filed via EDGAR (as Exhibit e.5.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

6.	Marketing and Administrative Services Agreement between VP Distributors and Security Benefit Life Insurance Company, effective as of April 5, 2013, filed via EDGAR (as Exhibit e.6) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

7.	Marketing and Administrative Services Agreement between VP Distributors and First Security Benefit Life Insurance and Annuity Company of New York, effective as of April 5, 2013, filed via EDGAR (as Exhibit e.7) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

8.	Marketing and Administrative Services Agreement between VP Distributors and Lincoln Life & Annuity Company of New York, dated as of May 8, 2014, filed via EDGAR (as Exhibit e.8) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

9.	Marketing and Administrative Services Agreement between VP Distributors and Lincoln National Life Insurance Company, dated as of May 8, 2014, filed via EDGAR (as Exhibit e.9) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

10.	Administrative Service Agreement between VP Distributors and Nationwide Financial Services, Inc., effective as of October 1, 2018, filed via EDGAR (as Exhibit e.10) with Post-Effective Amendment No. 84 (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

a)	First Amendment to Administrative Service Agreement between VP Distributors and Nationwide Financial Services, Inc., effective as of October 1, 2021, filed via EDGAR (as Exhibit e.10.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

11.	Marketing and Administrative Services Agreement between VP Distributors and Brighthouse Life Insurance Company, effective as of October 1, 2021, filed via EDGAR (as Exhibit e.11) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

12.	Marketing and Administrative Services Agreement between VP Distributors and Jefferson National Life Insurance Company of New York, effective as of January 1, 2015, filed via EDGAR (as Exhibit e.12) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

13.	Marketing and Administrative Services Agreement between VP Distributors and New York Life Insurance and Annuity Corporation, effective as of October 1, 2021, filed via EDGAR (as Exhibit e.13) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

14.	Marketing and Administrative Services Agreement by and among VP Distributors, Principal Life Insurance Company and Principal Securities, Inc., effective as of October 1, 2021, filed via EDGAR (as Exhibit e.14) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

(f)	Amended and Restated Deferred Compensation Program, effective April 8, 2022, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

(g)	Custodian Agreement.

1.	Custody Agreement between Virtus Alternative Solutions Trust (“VAST”) and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)       Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)       Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)       Joinder Agreement and Amendment to Custody Agreement between VAST, Virtus Equity Trust (“VET”) and Virtus Opportunities Trust (“VOT”) (VET and VOT collectively, “Virtus Mutual Funds”), VVIT, Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)       Form of Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 84 on April 22, 2019, and incorporated herein by reference.

f)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)       Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS Offshore Fund, Ltd. (“VATS”) and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.1.i) with Post-Effective No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

j)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of November 16, 2020, filed via EDGAR (as Exhibit g.1.j) with Post-Effective No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)       Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of December 1, 2020, filed via EDGAR (as Exhibit g.1.k) with Post-Effective Amendment No. 115 to VOT’s Registration Agreement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

l)       Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Virtus Investment Trust (“Investment Trust”), Virtus Strategy Trust (“VST”) and the Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.1.l) with Post-Effective Amendment No. 119 to VOT’s Registration Statement (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

m)       Amendment and Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(n)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

n)       Amendment and Joinder to Custody Agreement between The Merger Fund® (“TMF”), The Merger Fund® VL (“TMFVL”), VAST, Virtus Event Opportunities Trust (“VEOT”), Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.1.n) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

o)       Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, and the Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.1.o) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

p)       Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, Stone Harbor Leveraged Loan Fund LLC (“Leveraged Loan Fund”) and the Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.1.p) with Post-Effective Amendment No. 52 to the Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)       Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)       Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)       Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)       Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, VVIT, Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”), Virtus Mutual Funds, VAT, VRT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)       Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)       Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

j)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, Investment Trust, VRT, VST, VVIT, DSE, VGI, ZTR, VATS, Virtus Artificial Intelligence & Technology Opportunities Fund (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund) (“CBH”), Virtus AllianzGI Convertible & Income Fund (f/k/a Virtus AllianzGI Convertible & Income Fund) (“NCV”), Virtus Convertible & Income Fund II (f/k/a Virtus AllianzGI Convertible & Income Fund II) (“NCZ II”), Virtus Diversified Income & Convertible Fund (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund) (“ACV”), Virtus Equity & Convertible Income Fund (f/k/a Virtus AllianzGI Equity & Convertible Income Fund) (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, the “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

l)       Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Investment Trust, VST, DSE, VGI, ZTR, VATS, VCEFII and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

m)       Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

n)       Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, VGI, ZTR, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (VGI, ZTR, EDF and EDI collectively, the “Closed-End Funds”), VCEFII and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

o)       Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII and The Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.2.o) with Post-Effective Amendment No. 52 to the Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

(h)	Other Material Contracts.

1.	Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), dated November 1, 2008, filed via EDGAR (as Exhibit h.1) with Post-Effective Amendment No. 57 (File No. 033-05033) on April 30, 2009, and incorporated herein by reference.

a)	First Amendment to Transfer Agency Services Agreement between Registrant and BNY Mellon, effective as of February 14, 2011, filed via EDGAR (as Exhibit h.1.a) with Post-Effective Amendment No. 66 (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

b)	Adoption Agreement and Second Amendment to Transfer Agency Services Agreement among Registrant, TMFVL and BNY Mellon, effective as of January 12, 2022, filed via EDGAR (as Exhibit h.1.b) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

2.	Corrected Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, LLC (“Virtus Fund Services”), effective as of January 1, 2014, filed via EDGAR (as Exhibit h.2) with Post-Effective Amendment No. 84 (File No 033-05033) on April 22, 2019, and incorporated herein by reference.

a)	First Amendment to Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

3.	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010, filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VAST, VATS, Virtus Fund Services and BNY Mellon, effective as of February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 (File No. 333-191940) to VAST’s Registration Statement on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VRT, VAST, VATS, Virtus Fund Services and BNY Mellon, effective as of December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VRT, VAST, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VAST, VAT, VRT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among VVIT, Virtus Mutual Funds, VAST, VAT, VRT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among VVIT, VAST, VAT, Virtus Mutual Funds, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 84 (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated August 27, 2020, filed via EDGAR (as Exhibit h.4.r) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

s)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated November 16, 2020, filed via EDGAR (as Exhibit h.4.s) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

t)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated December 1, 2020, filed via EDGAR (as Exhibit h.4.t) with Post-Effective Amendment No. 116 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated May 19, 2021, filed via EDGAR (as Exhibit h.4.u) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 24, 2021, and incorporated herein by reference.

v)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated July 30, 2021, filed via EDGAR (as Exhibit h.4.v) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 24, 2021, and incorporated herein by reference.

w)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated February 12, 2022, filed via EDGAR (as Exhibit h.4.w) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February 24, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated April 8, 2022, filed via EDGAR (as Exhibit h.3.x) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of September 15, 2022, filed via EDGAR (as Exhibit h.3.y) with Post-Effective Amendment No. 219 to VIT’s Registration Statement (File No. 033-36528) on October 26, 2022, and incorporated herein by reference.

4.	*Eighteenth Amended and Restated Expense Limitation Agreement between Registrant and VIA, effective as of April 30, 2023, filed via EDGAR (as Exhibit h.4) herewith.

5.	Form of Indemnification Agreement with each Trustee of Registrant, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

a)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates (since retired), Richard E. Segerson (since retired) and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

b)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with Thomas J. Brown (since retired), Donald C. Burke, Roger A. Gelfenbien (since retired), John R. Mallin, and Hassell H. McClellan (since retired), effective as of February 27, 2017, filed via EDGAR (as Exhibit h.7.b) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

6.	Form of Indemnification Agreement with Sidney E. Harris and Connie D. McDaniel, effective as of July 17, 2017, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

7.	Form of Indemnification Agreement with R. Keith Walton and Brian T. Zino, effective as of January 1, 2020, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

8.	Form of Indemnification Agreement with Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond, effective as of July 1, 2022, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

9.	Participation Agreement among Registrant, VP Distributors, Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company, and 1851 Securities, Inc., dated as of November 5, 2010, filed via EDGAR (as Exhibit h.4) with Post-Effective Amendment No. 61 (File No. 033-05033) on December 1, 2010, and incorporated herein by reference.

10.	Participation Agreement among Registrant, VP Distributors, and Jefferson National Life Insurance Company, dated as of November 2011, filed via EDGAR (as Exhibit h.4) with Post-Effective Amendment No. 66 (File No. 033-05033) on April 24, 2012, and incorporated herein by reference.

a)	Amendment and Joinder to Participation Agreement among Registrant, TMFVL, VP Distributors and Jefferson National Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.10.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

11.	Participation Agreement among Registrant, VP Distributors and Security Benefit Life Insurance Company, dated as of April 7, 2013, filed via EDGAR (as Exhibit h.7) with Post-Effective Amendment No. 70 (File No. 033-05033) on April 30, 2013, and incorporated herein by reference.

12.	Participation Agreement among Registrant, VP Distributors and First Security Benefit Life Insurance and Annuity Company of New York, dated as of April 7, 2013, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 70 (File No. 033-05033) on April 30, 2013, and incorporated herein by reference.

13.	Participation Agreement among Registrant, VP Distributors and Symetra Life Insurance Company, dated as of April 2013, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

a)	Amendment and Joinder to Participation Agreement among Registrant, TMFVL, VP Distributors and Symetra Life Insurance Company, dated as of July 19, 2021, filed via EDGAR (as Exhibit h.13.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

14.	Participation Agreement among VVIT, VP Distributors and The Guardian Insurance & Annuity Company, Inc., dated as of May 23, 2013, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 72 (File No. 033-05033) on April 28, 2014, and incorporated herein by reference.

a)	Amendment and Joinder to Participation Agreement among VVIT, TMFVL, VP Distributors and The Guardian Insurance & Annuity Company, Inc., dated as of October 1, 2021, filed via EDGAR (as Exhibit h.14.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

15.	Participation Agreement among VVIT, VP Distributors and Lincoln Life & Annuity Company of New York, dated as of April 28, 2014, filed via EDGAR (as Exhibit h.12) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

16.	Participation Agreement among VVIT, VP Distributors and Lincoln National Life Insurance Company, dated as of April 28, 2014, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

17.	Participation Agreement among VVIT, VP Distributors and Nationwide Financial Services, Inc., dated as of October 1, 2018, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 84 (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

a)	First Amendment and Joinder to Participation Agreement among VVIT, TMFVL, VP Distributors and Nationwide Financial Services, Inc., dated as of October 1, 2021, filed via EDGAR (as Exhibit h.17.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

18.	Participation Agreement among VVIT, TMFVL, VP Distributors and Brighthouse Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.18) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

a)	Amendment No. 1 to Participation Agreement among VVIT, TMFVL, VP Distributors and Brighthouse Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.18.a) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

b)	Amendment No. 2 to Participation Agreement among VVIT, TMFVL, VP Distributors and Brighthouse Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.18.b) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

19.	Participation Agreement among VVIT, VP Distributors and Jefferson National Life Insurance Company of New York, dated as of January 1, 2015, filed via EDGAR (as Exhibit h.19) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

20.	Participation Agreement among VVIT, TMFVL, VP Distributors and New York Life Insurance and Annuity Corporation, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.20) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

21.	Participation Agreement among VVIT, TMFVL, VP Distributors and Principal Life Insurance Company, dated as of October 1, 2021, filed via EDGAR (as Exhibit h.21) with Post-Effective Amendment No. 90 (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

(i)	Legal Opinion.

1.	Opinion and Consent of Counsel covering shares of Virtus Variable Insurance Trust, dated February 14, 2011, filed via EDGAR (as Exhibit i) with Post-Effective Amendment No. 62 (File No. 033-05033) on February 14, 2011, and incorporated herein by reference.

2.	*Consent of Dechert LLP, filed via EDGAR (as Exhibit i.2) herewith.

(j)	Other Opinions.

1.	*Consent of PricewaterhouseCoopers LLP, filed via EDGAR (as Exhibit j.1) herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Amended and Restated Rule 12b-1 Plan, filed via EDGAR (as Exhibit m) with Post-Effective Amendment No. 80 (File No. 033-05033) on April 23, 2018, and incorporated herein by reference.

(n)	Multi-Class Plan pursuant to Rule 18f-3, filed via EDGAR (as Exhibit n) with Post-Effective Amendment No. 70 (File No. 033-05033) on April 30, 2013, and incorporated herein by reference.

(o)	Reserved.

(p)	Code of Ethics.

1.	Amended and Restated Code of Ethics of the Virtus Funds effective October 2017, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VP Distributors and other Virtus Affiliates (including Duff & Phelps, Kayne Anderson Rudnick and Newfleet) effective October 1, 2017, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

3.	Code of Ethics of Sustainable Growth Advisers, LP effective December 6, 2016, filed via EDGAR (as Exhibit p.3) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

(q)	Powers of Attorney

1.	Powers of Attorney for Roger A. Gelfenbien (since retired), Eunice S. Groark (since retired), John R. Mallin, Hassell H. McClellan (since retired), Philip R. McLoughlin and Thomas J. Brown (since retired), Trustees, filed via EDGAR (as Exhibit q) with Post-Effective Amendment No. 64 (File No. 033-05033) on April 21, 2011.

2.	Power of Attorney for Trustee Geraldine M. McNamara, dated June 8, 2015, filed via EDGAR (as Exhibit r) with Post-Effective Amendment No. 76 (File No. 033-05033) on April 20, 2016, and incorporated herein by reference.

3.	Powers of Attorney for Donald C. Burke, James M. Oates (since retired), Richard E. Segerson (since retired) and Ferdinand L. J. Verdonck (since retired), Trustees, dated June 30, 2016, filed via EDGAR (as Exhibit q.3) with Post-Effective Amendment No. 78 (File No. 033-05033) on April 25, 2017, and incorporated herein by reference.

4.	Power of Attorney for Trustees Sidney E. Harris and Connie D. McDaniel dated June 26, 2017, filed via EDGAR (as Exhibit q.4) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

5.	Power of Attorney for Trustees R. Keith Walton and Brian T. Zino dated December 12, 2019, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 108 to VOT’s Registration Statement (File No. 033-65137) on January 14, 2020, and incorporated herein by reference.

6.	Power of Attorney for Trustees Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond dated August 17, 2022, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 2 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 9.9, among others, of the Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for in Section 11 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibits h.5, h.5.a, h.5.b, h.6 and h.7 of the Registrant’s Registration Statement, whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibit a.1-3, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibit b of the Registrant’s Registration Statement, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Transfer Agency and Service Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him or her.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser and Subadvisers

See “Management” in the Prospectus and “The Investment Adviser, Subadvisers and Portfolio Managers” and “Management of the Trust” in the Statement of Additional Information for information which is included in this Post-Effective Amendment regarding the business of the Adviser and Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the Adviser and Subadvisers, in the last two years, reference is made to the Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Adviser	SEC File No.:
VIA	801-5995
Duff & Phelps	801-14813
KAR	801-24241
SGA	028-11076
VFIA	801-68743

Item 32.	Principal Underwriter

VP Distributors also serves as the principal underwriter for the following registrants: The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust and Virtus Strategy Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
Michael A. Angerthal	Senior Vice President	None
George R. Aylward	Executive Vice President	President and Trustee
Matthew A. Brown	Senior Vice President	None
Jennifer S. Fromm	Securities Counsel and Assistant Secretary	Vice President, Counsel, Chief Legal Officer and Secretary
Heidi C. Griswold	Vice President, Mutual Fund Services	None
David G. Hanley	Senior Vice President and Treasurer	None
Wendy J. Hills	Senior Vice President, General Counsel and Secretary	None
Barry M. Mandinach	President	None
David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer
Richard W. Smirl	Executive Vice President	Executive Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Trust:

Jennifer Fromm, Esq.

One Financial Plaza

Hartford, CT 06103

Investment Adviser:

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Subadviser for Virtus Duff & Phelps Real Estate Securities Series:

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Subadviser to Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus Strategic Allocation Series:

Kayne Anderson Rudnick Investment Management, LLC

2000 Avenue of the Stars

Suite 1110

Los Angeles, CA 90067

Subadviser to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series:

Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC

One Financial Plaza

Hartford, CT 06103

Subadviser to Virtus SGA International Growth Series:

Sustainable Growth Advisers

301 Tresser Blvd. Suite 1310

Stamford, CT 06901

Principal Underwriter:

VP Distributors, LLC

One Financial Plaza

Hartford, CT 06103

Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Administrator:

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Transfer Agent, Fund Accountant, Subadministrator and Dividend Dispersing Agent:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Item 34.	Management Services

None.

Item 35.	Undertakings

Not applicable.

Exhibit Index

Exhibit	Description
b.2	Amendment No. 1 to Bylaws
d.2.b	Transfer and Assumption Agreement
h.4	Eighteenth Amended and Restated Expense Limitation Agreement
i.2	Consent of Dechert LLP
j.1	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 20th day of April, 2023.

VIRTUS VARIABLE INSURANCE TRUST

By:	/s/ GEORGE R. AYLWARD
Name:	George R. Aylward
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 20th day of April, 2023.

Signature	Title

/s/ George R. Aylward	Trustee, President and Chief Executive Officer
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley

*	Trustee
Donald C. Burke

*	Trustee
Sarah E. Cogan

*	Trustee
Deborah A. DeCotis

*	Trustee
F. Ford Drummond

*	Trustee
Sydney E. Harris

*	Trustee
John R. Mallin

*	Trustee
Connie D. McDaniel

*	Trustee
Philip McLoughlin

*	Trustee
Geraldine M. McNamara

*	Trustee
R. Keith Walton

*	Trustee
Brian T. Zino

*By:

/s/ George R. Aylward

George R. Aylward, Attorney-In-Fact, pursuant to a power of attorney